As filed with the Securities and Exchange Commission on February 26, 1997

                                                  Registration No. 33-54116
                                                                   811-5649



                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C.  20549

                                   FORM N-4

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933


                        Pre-Effective Amendment No. ___

                        Post-Effective Amendment No.6

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No.19


                     INTRAMERICA VARIABLE ANNUITY ACCOUNT
            (Formerly named First Charter Variable Annuity Account)


                       INTRAMERICA LIFE INSURANCE COMPANY
                              (Name of Depositor)


                  9 Ramland Road  Orangeburg, New York  10962
              (Address of Depositor's Principal Executive Offices)

       (Depositor's Telephone Number, including Area Code)  (914) 398-4440


                              Richard G. Petitt
                     Intramerica Life Insurance Company
                               9 Ramland Road
                         Orangeburg, New York 10962
                  (Name and Address of Agent for Service)


                                   Copy to:

                            Stephen E. Roth, Esq.
                    Sutherland, Asbill & Brennan, L.L.P.
                       1275 Pennsylvania Avenue, N. W.
                         Washington, D. C.  20004-2404

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b)
___  on  _________   pursuant to paragraph (b)
___  60 days after filing pursuant to paragraph (a)(i)
_X_  on May 1, 1997 pursuant to paragraph (a)(i)
___  75 days after filing pursuant to paragraph (a)(ii)
___  on _____________ pursuant to paragraph (a)(ii) of Rule 485


If appropriate check the following box:

___   this Post-Effective Amendment designates a new effective date  for  a previously
___  filed Post Effective Amendment.

Pursuant  to  Rule  24f-2 under the Investment Company  Act  of  1940,  the
Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933. The Registrant filed the Rule 24f-2 Notice for the year ended December 31, 1996 on February 21, 1997.

                           CROSS REFERENCE SHEET
                          PURSUANT TO RULE 495(a)


Showing Location in Part A (Prospectus) and Part B (Statement of Additional Information) of Registration Statement of Information Required by Form N-4
___________________________________________________________________________
PART A

Item of Form N-4                         Prospectus Caption

1.     Cover Page.....................   Cover Page
2.     Definitions....................   Definitions
3.     Synopsis or Highlights.........   Summary; Fee Table
4.     Condensed Financial
       Information....................   Condensed Financial Information;
                                         Calculation of Yields and Total
                                         Returns; Other Performance Data
5.     General Description of Registrant,
       Depositor, and Portfolio Companies
       (a)  Depositor.................   Intramerica Life Insurance
                                         Company
       (b)  Registrant................   Summary; Intramerica Variable
                                         Annuity Account
       (c)  Portfolio Company........    Summary; Scudder Variable Life
                                         Investment Fund
       (d)  Fund Prospectus..........    Scudder Variable Life Investment
                                         Fund
       (e)  Voting Rights............    Voting Rights
       (f)  Administrators...........    Records and Reports; Written
                                         Notices and Requests; Other
                                         Inquiries
6.     Deductions and Expenses.......    Summary; Charges and Deductions
       (a)  General.................     Summary; Mortality and Expense
                                         Risk Charge; Contract
                                         Administration Charge; Records
                                         Maintenance Charge; Premium
                                         Taxes; Other Taxes; Transfer
                                         Charges
       (b)  Sales Load...............    Summary; Charges and Deductions
       (c)  Special Purchase Plan....    Employment-Related Benefit Plans
       (d)  Commissions..............    Distribution of the Contract
       (e)  Expenses - Registrant....    Summary; Other Taxes
       (f)  Fund Expenses............    Summary; Scudder Variable Life
                                         Investment Fund;
       (g)  Organizational Expenses      N/A

Item of Form N-4                         Prospectus Caption

7.     General Description of the Variable
       Annuity Contracts
       (a)  Persons with Rights......    Summary; The Contract;
                                         Distributions Under the Contract;
                                         Voting Rights
       (b)     (i)   Allocation of
                     Premium Payments    Summary; Allocation of Net
                                         Payments
               (ii)  Transfers........   Summary; Transfers
              (iii)  Exchanges........   N/A
       (c)  Changes...................   Addition, Deletion, or
                                         Substitution
                                         of Investments; The Contract
       (d)  Inquiries.................   Records and Reports; Written
                                         Notices and Requests; Owner
                                         Inquiries
8.     Annuity Period.................   Summary; Annuity Payments;
                                         Maturity Date; Annuity Income
                                         Options
9.     Death Benefit..................   Summary; Death Benefit; Death of
                                         Owner; Employment-Related Benefit
                                         Plans; Annuity Income Options
10.    Purchases and Contract Value
       (a)  Purchases.................   Contract Application and Issuance
                                         of Contracts; Payments;
                                         Allocation of Net Payments;
                                         Account Value; Contract Ownership
       (b)  Valuation.................   Account Value
       (c)  Daily Calculation.........   Account Value
       (d)  Underwriter...............   Distribution of the Contract
11.    Redemptions
       (a)  By Owner..................   Summary; Full and Partial
                                         Surrender Privileges; Death
                                         Benefit; Annuity Payments;
                                         Annuity Income Options
       (b)  Texas ORP.................   N/A
       (c)  Check Delay...............   Deferment of Payment and
                                         Transfers
       (d)  Lapse.....................   Contract Expiration
       (e)  Free Look.................   Examination Period
12.    Taxes..........................   Summary; Certain Federal Income
                                         Tax Consequences
13.    Legal Proceedings..............   Legal Proceedings
14.    Table of Contents of the
       Statement of Additional           Index to Statement of Additional
       Information....................   Information
PART B
                                         Statement of Additional
Item of Form N-4                           Information Caption

15.    Cover Page.....................   Cover Page
16.    Table of Contents..............   Table of Contents
17.    General Information State......   Regulation of Intramerica
       and History

                                         Statement of Additional
Item of Form N-4                           Information Caption

18.    Services
       (a)  Fees and Expenses
            of Registrant.............   N/A
       (b)  Management Contracts......   N/A
       (c)  Custodian.................   Safekeeping of the Variable
                                         Account's Assets
            Independent Accountants...   Financial Statements; Independent
                                         Accountants
       (d)  Assets of Registrant......   N/A
       (e)  Affiliated Persons........   N/A
       (f)  Principal Underwriter.....   Part A - Distribution of the
                                         Contract
19.    Purchase of Securities
       Being Offered..................   Part A - The Contract;
                                         Distribution of the Contract
20.    Underwriters...................   Part A - Distribution of the
                                         Contract
21.    Calculation of Performance Data   Calculation of Yields and Total
                                         Returns
22.    Annuity Payments...............   Part A - Annuity Payments;
                                         Annuity Income Options
23.    Financial Statements...........   Financial Statements

PART C

Item of Form N-4                         Part C Caption

24.    Financial Statements and
       Exhibits......................    Financial Statements and Exhibits
       (a)  Financial Statements.....   (a)  Financial Statements
       (b)  Exhibits.................   (b)  Exhibits
25.    Directors and Officers of the
       Depositor.....................    Directors and Officers of the
                                         Depositor
26.    Persons Controlled By or Under
       Common Control With the
       Depositor or Registrant.......    Persons Controlled By or Under
                                         Common Control With the
                                         Depositor or Registrant
27.    Number of Contract Owners.....    Number of Contract Owners
28.    Indemnification...............    Indemnification
29.    Principal Underwriters........    Principal Underwriters
30.    Location of Accounts..........    Location of Accounts and Records
       and Records
31.    Management Services...........    Management Services
32.    Undertakings..................    Undertakings
       Signatures....................    Signatures

                         SCUDDER  HORIZON  PLAN
                            PROSPECTUS FOR
             FLEXIBLE  PREMIUM  VARIABLE  DEFERRED  ANNUITY

     This Prospectus describes the no sales load Flexible Premium Variable Deferred Annuity (the "Contract") offered by Intramerica Life Insurance Company ("Intramerica"), 9 Ramland Road, Orangeburg, New York 10962. The Contract is designed to provide for accumulation of capital on a tax-deferred basis for retirement or other long-term purposes. The Contract is available to individuals as well as to certain retirement plans and individual retirement accounts that qualify for special federal income tax treatment. The Contract also may be purchased for use as an Individual Retirement Annuity that qualifies for special federal income tax treatment applicable to "IRAs."
     The Contract currently may be purchased for a minimum initial payment of $2,500. No commission or sales charge is deducted from the purchase payments or from amounts payable upon surrender of the Contract. The Owner of a Contract (the "Owner") may make additional payments subject to certain conditions and limitations.
     The Owner may direct that payments accumulate on a completely variable basis, a completely fixed basis or a combination thereof. To the extent the Owner elects to have payments invested on a variable basis, he or she may allocate all or a portion of the payments to one or more subaccounts (the "Subaccounts") of the Intramerica Variable Annuity Account (the "Variable Account"). Each Subaccount invests exclusively in mutual fund portfolios of the Scudder Variable Life Investment Fund (the "Fund"), an investment company registered under the Investment Company Act of 1940, as amended. The Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A and Class B shares) for the other portfolios. The Subaccounts invest exclusively in the Money Market Portfolio and Class A shares of the Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the International Portfolio, and the Global Discovery Portfolio. (Continued on next page)



     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

            The Date of This Prospectus is May 1, 1997

(Continued from cover page)

Class B shares are subject to a 12b-1 fee or charge equal to an annual rate of up to 0.25% of the average daily net asset value of its Class B shares of the applicable portfolio. Class A shares are not subject to such charges. A more complete description of Class A and Class B shares is set forth in the attached prospectus for the Fund. Scudder, Stevens & Clark, Inc. acts as sole investment adviser to the Fund. The Owner bears the complete investment risk for all payments allocated to the Variable Account.
     This Prospectus sets forth the information that a prospective investor should know before investing in the Contract. Please read it carefully and retain it for future reference. A Statement of Additional Information about the Contract and the Variable Account, which has the same date as this Prospectus, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available at no cost by writing to Intramerica Life Insurance Company, 9 Ramland Road, Orangeburg, New York 10962 or by calling
(800) 833-0194. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

                         TABLE OF CONTENTS

                                                            Page

     DEFINITIONS                                              1
     SUMMARY                                                  4
     FEE TABLE                                                8
     CONDENSED FINANCIAL INFORMATION                         10
          Financial Statements for the Variable Account
            and Intramerica                                  11
     CALCULATION OF YIELDS AND TOTAL RETURNS                 11
     OTHER PERFORMANCE DATA                                  12
     INTRAMERICA AND THE VARIABLE ACCOUNT                    13
          Intramerica Life Insurance Company                 13
          Intramerica Variable Annuity Account               13
     SCUDDER VARIABLE LIFE INVESTMENT FUND                   14
          Addition, Deletion, or Substitution
            of Investments                                   17
     THE CONTRACT                                            18
          Contract Application and Issuance of the Contract  18
          Examination Period                                 18
          Payments                                           19
          Allocation of Net Payments                         20
          Transfers                                          21
          Account Value                                      24
          Contract Ownership                                 25
          Assignment of the Contract                         26
     DISTRIBUTIONS UNDER THE CONTRACT                        27
          Full and Partial Surrender Privileges              27
          Annuity Payments                                   28
          Annuity Income Options                             29
          Maturity Date                                      31
          Death Benefit                                      32
          Beneficiary Provisions                             32
          Death of Owner                                     32
          Employment-Related Benefit Plans                   33
     CHARGES AND DEDUCTIONS                                  33
          Mortality and Expense Risk Charge                  33
          Contract Administration Charge                     34
          Records Maintenance Charge                         34
          Premium Taxes                                      35
          Other Taxes                                        35
          Transfer Charges                                   35
          Charges Against the Fund                           35

                       TABLE OF CONTENTS

                                                            Page

     CERTAIN FEDERAL INCOME TAX CONSEQUENCES                 36
          Tax Status of the Contract                         37
          Taxation of Annuities                              39
          Taxation of Intramerica                            42
     GENERAL PROVISIONS                                      43
          The Contract                                       43
          Deferment of Payment and Transfers                 43
          Contract Expiration                                43
          Misstatement of Age or Sex                         43
         Nonparticipating Contract                           44
          Written Notices and Requests:
            Owner Inquiries                                  44
          Records and Reports                                44
     DISTRIBUTION OF THE CONTRACT                            44
     THE GENERAL ACCOUNT                                     45
     VOTING RIGHTS                                           46
     LEGAL PROCEEDINGS                                       47
     ADDITIONAL INFORMATION                                  47
     TABLE OF CONTENTS FOR STATEMENT
       OF ADDITIONAL INFORMATION                             48


If you have any questions about your Contract, please call or write our home office at 9 Ramland Road, Orangeburg, New York 10962, (800) 833-0194.



       The Contract is available only in the State of New York.


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                DEFINITIONS

     Account Value -- The total on any Valuation Date of the amount(s) in the Subaccount(s) and the General Account of a Contract. The Account Value is referred to as the Accumulated Value in the Contract.

     Age -- The Annuitant's age on his or her birthday nearest to the Contract Anniversary.

     Annuitant -- The person whose life is used to determine the duration and amount of any Annuity Payments and upon whose death, if it occurs prior to the Maturity Date, a Death Benefit under the Contract is paid.

     Annuity Income Option -- One of the ways the Owner may elect to receive Annuity Payments.

     Annuity Payments -- A series of payments made under an Annuity Income Option if the Annuitant is living on the Maturity Date and the Contract is in force at such time.

     Beneficiary -- The person(s) designated under the Contract to receive the benefits of the Contract if no Owner is living.

     Code -- The Internal Revenue Code of 1986, as amended, or any successor provision or provisions.

     Contract -- The no sales load Flexible Premium Variable Deferred Annuity offered by Intramerica and described in this Prospectus. It includes the Contract, any endorsements and amendments, application, and financial questionnaire.

     Contract Anniversary -- The same date in each year as the Contract
Date.

     Contract Date -- The date set forth in the Contract that is used to determine Contract Months, Contract Years and Contract Anniversaries. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th, or 31st of a month, in which case the Contract Date will be the 28th of the same month.

     Contract Month -- A period beginning on a Monthly Anniversary and ending on the day immediately preceding the next Monthly Anniversary.

     Contract Year -- A period beginning on a Contract Anniversary and ending on the day immediately preceding the next Contract Anniversary.

     Death Benefit -- An amount equal to the greater of the Account Value or the Guaranteed Death Benefit of the Contract, payable in the event of the death of the Annuitant prior to the Maturity Date.

     Declaration Period -- A period of time specified by Intramerica of not less than one year or more than five, during which specified rates of interest will be paid on amounts allocated to the General Account.

     Effective Date -- A date within two business days after a completed application and the full initial Payment have been received by Intramerica.

     Examination Period -- The period of time during which the Owner may cancel the Contract and receive a refund of the initial Payment plus or minus any gains or losses on investments in the selected Subaccount(s) and/or interest earned on amounts allocated to the General Account. The Owner may cancel the Contract within thirty days after receiving such Contract.

     Fund -- The Scudder Variable Life Investment Fund, an open-end, diversified management investment company in which the Subaccounts invest.

     General Account -- The account containing assets of Intramerica other than those allocated to the Variable Account or any other separate account. It provides for a minimum rate of accumulation that will be fixed and guaranteed for a period of not less than one year or more than five.

     Guaranteed Death Benefit -- The sum of the Payments made less any partial surrenders.

     Home Office -- The principal office of Intramerica, located at 9 Ramland Road, Orangeburg, New York 10962.

     Intramerica  --  Intramerica Life Insurance Company.

     Joint Annuitant -- If Annuity Income Option 2 is selected, the person designated by the Owner whose life, in addition to the life of the Annuitant, is used to determine the amount and duration of Annuity Payments.

     Joint Owner -- The person sharing the privileges of ownership as stated in the Contract. If a Joint Owner is named, Intramerica will presume ownership to be as joint tenants with right of survivorship.

     Maturity Date -- The date on which Annuity Payments are scheduled to begin if the Annuitant is living.

     Monthly Anniversary -- The same date in each month as the Contract
Date.

     Net Payment -- The Payment less any applicable premium taxes.

     Nonqualified Contract -- A Contract other than a Qualified Contract.

     Owner -- The person having the privileges of ownership stated in the Contract, including the right to receive Annuity Payments if the Annuitant is living on the Maturity Date and the Contract is in force.

     Payment -- Any initial or subsequent investment in the Contract. Payments are referred to as Premiums in the Contract.

     Portfolio -- One of the separate investment portfolios of the Fund in which the Variable Account invests. They are: the Money Market Portfolio and Class A shares of the Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the International Portfolio, and the Global Discovery Portfolio.

     Proof of Death -- One of the following: (i) a certified copy of a death certificate, (ii) a copy of a certified decree of a court of competent jurisdiction as to the finding of death, or (iii) any other proof satisfactory to Intramerica.

     Qualified Contract -- A Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code or a Contract purchased and held by a retirement plan or as an individual retirement account that qualifies for special federal income tax treatment under Section 401(a) or 408(a) of the Code.

     SEC -- Securities and Exchange Commission.

     Subaccount -- An investment division of the Variable Account. Each Subaccount invests in shares of a different Fund Portfolio.

     Unit Value -- The value of each unit which is calculated each Valuation Period. It is similar to the net asset value of a mutual fund. The Unit Value for each Subaccount is stated in the section of the prospectus entitled "CONDENSED FINANCIAL INFORMATION" under the heading "Accumulation Unit Value".

     Valuation Date -- Each day on which valuation of the assets of the Variable Account is required by applicable law, which currently is each day that the New York Stock Exchange is open for trading.

     Valuation Period -- The period that begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

     Variable Account -- Intramerica Variable Annuity Account, which is a separate account of Intramerica consisting of assets allocated under the Contract to the Variable Account and assets allocated under other variable annuity contracts issued by Intramerica.

     Written Notice (or Written Request) -- A notice or request made in writing by the Owner or other person to Intramerica. Such notice or request must be on the form provided by Intramerica and/or contain such information as Intramerica requires to process the notice or request. All written notices and requests must be sent to Intramerica at its Home Office.

     1940 Act -- The Investment Company Act of 1940, as amended.



                                 SUMMARY

     This summary contains certain basic information about the Contract. The following questions and answers should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

Why should a person consider purchasing the Contract?

     The Contract is designed to provide for accumulation of capital on a tax-deferred basis for retirement or other long-term purposes.

How can the Contract be purchased?

     The Contract currently may be purchased for a minimum initial Payment of $2,500. No commission or sales charge is deducted from the purchase price or from amounts payable upon surrender of the Contract. An Owner may make additional Payments under the Contract, subject to certain conditions and limitations, and will not be charged a commission or sales charge for such additional Payments invested in the Contract. (See "Contract Application and Issuance of the Contract," p. 18 and "Payments," p. 19)

Can this Contract be used as an IRA?

     Yes, the Contract is available to individuals purchasing individual retirement annuities. It is also available to certain retirement plans and retirement accounts that qualify for special federal income tax treatment. Intramerica requires that persons purchase separate Contracts if they desire to invest moneys qualifying for different annuity tax treatment under the Code.

What investments are available under the Contract?

     Currently, the Owner may invest in the following Subaccounts for a variable rate of return or the General Account for a fixed rate of return. The Subaccounts are: Money Market, Bond, Capital Growth, Balanced, Growth and Income, International, and Global Discovery. Each Subaccount invests in Class A shares of the corresponding mutual fund Portfolio. All Portfolios are part of the Scudder Variable Life Investment Fund. The assets of each Portfolio are held separately from the other Portfolios and each has separate investment objectives and policies which are described more fully in the accompanying prospectus for the Fund. The investment adviser for the Portfolios is Scudder, Stevens & Clark, Inc. (See "Scudder Variable Life Investment Fund," p. 14)

How are Payments allocated under the Contract?

     Payments may be allocated to one or more Subaccounts and/or the General Account, as selected by the Owner. Each Subaccount invests in a separate mutual fund Portfolio with distinct investment objectives and policies. The Account Value will vary with the investment performance of the selected Subaccount(s) and the corresponding mutual fund Portfolio(s). The Owner bears the complete investment risk for all Payments invested in the Subaccount(s). Payments allocated to the General Account will earn interest at rates declared and guaranteed by Intramerica. (See "Allocation of Net Payments," p. 20, "Intramerica Variable Annuity Account," p. 13 and "The General Account," p. 45)

What is the purpose of the Variable Account?

     The Variable Account was established under the laws of the State of New York, to invest payments received under variable annuities including the Contract. Under New York law, the assets in the Variable Account associated with the Contract generally are not chargeable with the liabilities arising out of any other business conducted by Intramerica. To the extent that an Owner allocates amounts to the Variable Account, the Account Value will vary in accordance with the investment performance of the selected Subaccounts. Therefore, the Owner bears the entire investment risk under the Contract for amounts allocated to the Variable Account.
(See "Intramerica Variable Annuity Account," p. 13)
     The Variable Account was originally established on June 8, 1988 by First Charter Life Insurance Company ("First Charter"). On November 1, 1992, the Variable Account was transferred from First Charter Life Insurance Company to Intramerica pursuant to a merger of First Charter with and into Intramerica. See "Intramerica and the Variable Account," p. 13.

Can assets be transferred within the Contract?

     Yes. The Owner has the flexibility to transfer assets among the Subaccounts and from the Subaccounts to the General Account at any time. Amounts may be transferred within the General Account and from the General Account to the Subaccounts at the end of a Declaration Period. Currently, no charge is being imposed for any transfers among the Subaccounts or to the General Account. Intramerica, at its sole discretion, may at any time in the future impose a transfer charge of $20 for the third and each subsequent transfer request made during a Contract Year. (See "Transfers," p. 21)

What are the current charges and deductions associated with the Contract?

     Deductions will be made from the Contract's Account Value in the Subaccounts on a daily basis for (i) costs incurred by Intramerica in administering the Contract at an annual rate of .30% of the value of net assets in each Subaccount and (ii) the assumption by Intramerica of certain mortality and expense risks in connection with the Contract at an annual rate of .40% of the value of net assets in each Subaccount. These charges are not imposed on amounts allocated to the General Account. (See "Charges and Deductions," p. 33)
     Currently, Intramerica does not charge an annual maintenance fee. However, the Contract permits Intramerica to deduct an amount up to $40. (See "Records Maintenance Charge," p. 34)
     No premium tax currently is payable by Intramerica under New York law. Intramerica reserves the right to deduct any premium taxes payable in respect of any future Payments. (See "Premium Taxes," p. 35)
     The charges noted above are those currently being deducted by Intramerica. For a more detailed discussion, including maximum level charges set forth in the Contract, see "Charges and Deductions," p. 33.
     The net asset values of the Subaccounts reflect the investment
advisory fee and other expenses incurred by the Fund.   (See "Charges
Against the Fund," p. 35)

What are the annuity benefits under the Contract?

     If the Annuitant is living on the Maturity Date and the Contract is in force, Annuity Payments will be made to the Owner in accordance with the terms of the Contract and the Annuity Income Option selected by the Owner. Three Annuity Income Options are currently available: (i) a life annuity with installment refund, (ii) joint and survivor life annuity with installment refund and (iii) installments for life. In addition, the Owner may select any other Annuity Income Option which is offered by Intramerica on the Maturity Date of the Contract. The amount of the Annuity Payments under the selected Annuity Income Option will be fixed at the Maturity Date.

What other distributions can be made under the Contract?

     A full or partial surrender of the Contract may be made at any time, subject to certain conditions. No commission or surrender charge is deducted from the Account Value upon a full or partial surrender. No full or partial surrender may be made after the Maturity Date or the Annuitant's death. (See "Full and Partial Surrender Privileges," p. 27) If the Annuitant dies before the Maturity Date, the greater of the Account Value
or the Guaranteed Death Benefit will be paid to the Owner.   (See "Death
Benefit," p. 32) If the Owner of a Nonqualified Contract dies before the Maturity Date and prior to the Annuitant's death, the Account Value will be paid in a lump sum no later than five years following the Owner's death. (See "Death of Owner," p. 32)

What are the federal income tax consequences of investment in the Contract?

     With respect to Owners who are natural persons, there should be no federal income tax payable on increases in the Account Value until there is a distribution (e.g., a Surrender or Annuity Payment) or deemed distribution (e.g., a pledge or assignment of the Contract) under the Contract. Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the taxpayer elects otherwise. In addition, a penalty tax may apply to distributions or deemed distributions under certain circumstances. (See "Certain Federal Income Tax Consequences," p. 36)

Can the Contract be returned after it is delivered?

     Yes. The Contract contains a provision for an Examination Period which permits the Owner to cancel a Contract by returning it within thirty days after receipt. Upon return of the Contract to our Home Office, Intramerica will refund the initial Payment plus or minus any investment experience on amounts allocated to the Subaccounts and interest earned on amounts allocated to the General Account. (See "Examination Period," p.
18)

                                FEE TABLE
     This Fee Table illustrates the current charges and deductions under the Contract, including fees and expenses of the Fund for the 1996 calendar year. The purpose of this table is to assist in understanding the various cost and expenses that the Owner will bear directly and indirectly. Information pertaining to the Fund has been provided by the Fund. For more information on the charges described in this Table, see "CHARGES AND DEDUCTIONS" and the Fund's prospectus, a current copy of which accompanies this Prospectus.


Contract Owner Transaction Expenses
     Sales Load Imposed on Payments                             NONE
     Deferred Sales Load                                        NONE
     Surrender Fee                                              NONE
     Transfer Charge (transfers made between Subaccounts
       and/or to the General Account during a Contract Year)    NONE

Annual Records Maintenance Charge                               NONE

Variable Account Annual Expenses (as a percentage of Account Value)
     Contract Administration Charge                            0.30%
     Mortality and Expense Risk Charge                         0.40%
     Total Variable Account Annual Expenses                     0.70%



Fund Annual Expenses (as a percentage of average net assets for the 1996 calendar year)

                                              Other         Total
                                             Expenses     Portfolio
                              Management   (after Reim-   Operating
                                Fees        bursement)    Expenses

Money Market Portfolio
Bond Portfolio
Capital Growth Portfolio
Balanced Portfolio
International Portfolio
Growth and Income Portfolio
Global Discovery Portfolio

Example

The following example illustrates the expenses the Owner would pay on a $1,000 investment, assuming 5% annual return on assets, if the Owner continued the Contract, surrendered or annuitized at the end of each period:


                               1 Year   3 Years   5 Years   10 Years

Money Market Subaccount
Bond Subaccount
Capital Growth Subaccount
Balanced Subaccount
International Subaccount
Growth and Income Subaccount
Global Discovery Subaccount


     The fee table and example set forth above are based upon the current level of charges deducted by Intramerica. Intramerica reserves the right to increase the Mortality and Expense Risk Charge to .70% per year, establish a Records Maintenance Charge of up to $40 per year and impose a transfer charge of $20 for the third and each subsequent transfer request made during a Contract Year. For a more detailed description of all charges set forth in the Contract, see "CHARGES AND DEDUCTIONS."

     Intramerica, as well as other insurance companies whose separate accounts invest in the Fund, has agreed to reimburse the Fund to the extent that the total operating expenses exceed .75% for each Portfolio except for the International and Global Discovery Portfolios, where total operating expenses are to be reimbursed to the extent they exceed 1.50%.



     This example should not be considered representative of past or future expenses, performance or returns. Actual expenses may be greater or less than those shown. The assumed 5% annual return is hypothetical; actual annual returns may be more or less than the assumed return.

C O N D E N S E D   F I N A N C I A L   I N F O R M A T I O N
     The following condensed financial information is derived from the financial statements of the Variable Account.  The data should be read in conjunction with the financial statements, related notes and other financial information included in the Statement of Additional Information.

     The following table sets forth certain information regarding the Subaccounts for a Contract for the period from commencement of business operations through December 31, 1996.


Accumulation unit value:
                                         Year Ended December 31,                       Commencement
Subaccount            1996     1995      1994      1993      1992      1991      1990      Date*
Money Market        $18.056   $17.300   $16.494   $16.019   $15.729   $15.331   $14.598   $14.167
Bond                $22.979   $22.508   $19.181   $20.287   $18.179   $17.109   $14.653   $13.877
Capital Growth      $33.863   $28.388   $22.222   $24.773   $20.638   $19.514   $14.096   $15.820
Balanced            $28.326   $25.496   $20.270   $20.840   $19.531   $18.389   $14.592   $15.401
International       $30.987   $27.188   $24.641   $25.027   $18.287   $19.003   $17.174   $20.228
Growth and Income   $20.713   $17.075   $13.053     N/A        N/A       N/A       N/A    $12.500
Global Discovery    $13.126     N/A       N/A       N/A        N/A       N/A       N/A    $12.500



*   The Money Market, Bond, Capital Growth, Balanced and International
Subaccounts commenced operations on July 11, 1990.  The Growth and Income
Subaccount commenced operations on May 1, 1994. The Global Discovery Subaccount commenced operations on May 1, 1996.



Number of units outstanding at end of period:
                                         Year Ended December 31,
Subaccount           1996      1995      1994      1993      1992      1991     1990
Money Market        238,274   243,859   268,339   131,078   125,768   47,824   26,377
Bond                 85,140    96,927    94,625    98,676    96,098   62,249    6,283
Capital Growth      275,153   288,084   282,635   245,368   207,556   57,599   15,167
Balanced            143,029   139,688   127,222   148,473   119,541   37,971    7,381
International       305,834   302,226   339,372   261,484    84,950   36,962   12,741
Growth and Income   381,681   279,098   145,245     N/A       N/A      N/A      N/A
Global Discovery    115,344     N/A       N/A       N/A       N/A      N/A      N/A

Financial Statements for the Variable Account and Intramerica

     The financial statements and reports of independent certified public accountants for the Variable Account and Intramerica are contained in the Statement of Additional Information.



           C A L C U L A T I O N   O F   Y I E L D S   A N D

                       T O T A L   R E T U R N S

     From time to time, Intramerica may advertise yields and average annual total returns for the Subaccounts. In addition, Intramerica may advertise the effective yield of the Money Market Subaccount for the Contract. These figures will be based on historical earnings and are not intended to indicate future performance.
     The yield of the Money Market Subaccount for the Contract refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
     The yield of a Subaccount (except the Money Market Subaccount) for the Contract refers to the annualized income generated by an investment in the Subaccount over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.
     The average annual total return of a Subaccount for the Contract refers to return quotations assuming an investment has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five and ten years, respectively, the average annual total return for these periods will be provided. The total return quotations for the Contract will represent the average annual compounded rates of return that would equate an initial investment of $1,000 under the Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided.

     The yield and total return calculations for the Contract do not reflect the effect of any premium taxes that may be applicable to a particular Contract. To the extent that a premium tax is applicable to a particular Contract, the yield and/or total return of that Contract will be reduced. Because charges differ under different variable annuity contracts funded by the Subaccounts, the yield and total return calculations for the Subaccounts will be different for the Contract than for other such variable annuity contracts. For additional information regarding yields and total returns calculated using the standard formats briefly described above, please refer to the Statement of Additional Information, a copy of which may be obtained from Intramerica.


             O T H E R   P E R F O R M A N C E   D A T A

     Intramerica may from time to time disclose average annual total return in non-standard formats and cumulative total return for Contracts funded by the Subaccounts.
     Intramerica may from time to time also disclose yields, standard total returns and non-standard total returns for the Fund's Portfolios, including such disclosures for periods prior to the date the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for Contracts funded by the Subaccounts will be calculated based on the performance of the Fund's Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Fund's Portfolios, with the level of Contract charges equal to those that were in effect at the inception of the Subaccounts for the Contracts.
     Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information, a copy of which may be obtained from Intramerica.
     Performance and expense information for the Contract and each Subaccount may be compared in advertising, sales literature, and other communications to performance and expense information of other variable annuity contracts tracked by independent services such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar and Variable Annuity Research Data Service ("V.A.R.D.S."), which monitor and rank the performance and expenses of variable annuity issuers on an industry-wide basis. From time to time, Intramerica may also compare performance information for the Contract to other indices that measure performance, such as Standard & Poor's 500 Composite ("S & P 500") or the Dow Jones Industrial Average ("Dow"). Unmanaged indices may assume reinvestment of dividends that generally do not reflect deductions for administrative and management costs and expenses.

     Intramerica may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio's investment experience is positive.

                  I N T R A M E R I C A   A N D

              T H E   V A R I A B L E   A C C O U N T

Intramerica Life Insurance Company


     Intramerica is a stock life insurance company incorporated under the laws of the State of New York on March 24, 1966, and offers graded death benefit life insurance in New York and New Jersey on a direct marketing basis. Intramerica had assets of $129.4 million as of December 31, 1996. The principal offices of Intramerica are located at 9 Ramland Road, Orangeburg, New York 10962, and its telephone number at that address is
(800) 833-0194.

     In 1991, Charter National Life Insurance Company ("Charter") purchased the Colonial Penn Group, Inc., which indirectly owns Intramerica, a New York domestic life insurer. On November 1, 1992, First Charter Life Insurance Company ("First Charter"), a subsidiary of Charter, was merged with and into Intramerica. As the company surviving the merger, Intramerica acquired legal ownership of all of First Charter's assets, including the Variable Account, and became responsible for all of First Charter's liabilities and obligations. As a result of the merger, all Contracts issued by First Charter before the merger became Contracts issued by Intramerica after the merger.
     Charter is a wholly owned subsidiary of Leucadia National Corporation ("Leucadia"), a New York corporation. Leucadia is a diversified holding company, the common stock of which is listed on the New York and Pacific Stock Exchanges under the symbol ("LUK"). Campet, Inc., a Leucadia subsidiary, owns all of the outstanding stock of CNL, Inc. ("CNL"), the principal underwriter for the Contract. See "DISTRIBUTION OF THE CONTRACT."

Intramerica Variable Annuity Account

     The Variable Account was established by First Charter on June 8, 1988, as a separate investment account under the laws of the State of New York. It became a separate investment account of Intramerica on November 1, 1992 when First Charter was merged into Intramerica (see "Intramerica Life

Insurance Company" above). The name of the Variable Account was changed to the "Intramerica Variable Annuity Account" in connection with the merger described above. The Account was not otherwise changed. The Variable Account will receive and invest the Payments under the Contract. In addition, the Variable Account may receive and invest payments for other variable annuity contracts offered by Intramerica.
     Under New York law, the assets of the Variable Account are the property of Intramerica and the obligations of the Contract are obligations of Intramerica. Assets in the Variable Account attributable to the Contract generally are not chargeable with liabilities arising out of any other business conducted by Intramerica. However, assets of the Variable Account will be available to cover the liabilities of the General Account of Intramerica to the extent that the assets of the Variable Account exceed its liabilities arising under the contracts it supports. The obligations under the Contracts are obligations of Intramerica.
     The Variable Account currently is divided into Subaccounts. Each Subaccount invests exclusively in shares of one of the Portfolios of the Fund. Income, gains and losses from the assets of each Subaccount, whether or not realized, are credited to or charged against such Subaccount without regard to income, gains or losses from any other Subaccount or arising out of any other business conducted by Intramerica.
     The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and meets the definition of a "separate account" under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account or Intramerica by the SEC.


               S C U D D E R   V A R I A B L E   L I F E
                    I N V E S T M E N T   F U N D

     The Variable Account will invest exclusively in shares of the Scudder Variable Life Investment Fund (the "Fund"). The Fund is registered with the SEC under the 1940 Act as an open-end, diversified management investment company. Scudder, Stevens & Clark, Inc. is the sole investment adviser to the Fund. The registration of the Fund does not involve supervision of its management or investment practices or policies by the SEC. The Fund is designed to provide an investment vehicle for variable annuity contracts and variable life insurance policies. Therefore, shares of the Fund are sold only to insurance company separate accounts, including the Variable Account. Intramerica cannot guarantee that the Fund will always be available for the Contract, but in the unlikely event that it is not available, Intramerica will do everything reasonably necessary to secure the availability of a comparable fund.

     In addition to the Variable Account, shares of the Fund are being sold to variable life insurance and variable annuity separate accounts of other insurance companies, including an insurance company affiliated with Intramerica. In the future, it may be disadvantageous for the Variable Account and variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Fund. Currently, neither Intramerica nor the Fund foresees any such disadvantages to either variable annuity owners or variable life insurance owners. The management of the Fund intends to monitor events in order to identify any material conflicts between and among variable annuity owners and variable life insurance owners and to determine what action, if any, should be taken in response. In addition, if Intramerica believes that the Fund's response to any of those events or conflicts insufficiently protects Owners, it will take appropriate action on its own. For more information, see "Investment Concept of the Fund" in the Fund's prospectus, a current copy of which accompanies this Prospectus.
     The Fund currently consists of the following Portfolios: the Money Market Portfolio and Class A shares of the Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Growth and Income Portfolio, the International Portfolio, and the Global Discovery Portfolio. The Global Discovery Portfolio commenced operations on May 1, 1996. Each Portfolio represents, in effect, a separate mutual fund with its own distinct investment objectives and policies. The income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

     The investment objectives and policies of the Portfolios available under the Contract are summarized below:

     Money Market Portfolio: This Portfolio seeks to maintain stability of capital and, consistent therewith, to maintain liquidity of capital and to provide current income. This Portfolio seeks to maintain a constant net asset value of $1.00 per share. It will invest in money market securities such as U.S. Treasury obligations, commercial paper, certificates of deposit and bankers' acceptances of domestic and foreign banks, including foreign branches of domestic banks, and will enter into repurchase agreements.
     Bond Portfolio: This Portfolio pursues a policy of investing for a high level of income consistent with a high-quality portfolio of debt securities. It primarily invests in U.S. Government, corporate, and other notes and bonds.

     Capital Growth Portfolio: This Portfolio seeks long-term capital appreciation and, consistent therewith, current income through a broad and flexible investment program. The Portfolio seeks to achieve these objectives by investing primarily in income-producing, publicly traded equity securities, including common stocks and securities convertible into common stocks.

     Balanced Portfolio: This Portfolio seeks a balance of growth and income from a diversified portfolio of equity and fixed income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to reduce risk.

     Growth and Income Portfolio: This Portfolio seeks long-term growth of capital, current income and growth of income. It primarily invests in common stocks, preferred stocks, and securities convertible into common stocks of companies which offer the prospect for growth of earnings while paying higher than average current dividends.

     International Portfolio: This Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. It invests in companies, wherever organized, which do business primarily outside the United States. The Portfolio intends to diversify investments among several countries and not to concentrate investments in any particular industry.

     Global Discovery Portfolio: This Portfolio seeks above-average capital appreciation over the long term. It primarily invests in equity securities of small companies located around the world.

     There is no assurance that any Portfolio will achieve its stated objective. More detailed information, including a description of risks involved in investing in each of the Portfolios, is contained in the prospectus for the Fund, a current copy of which accompanies this Prospectus. Information contained in the Fund's prospectus should be read carefully before investing in the Contract.

     Scudder, Stevens & Clark, Inc. (the "Adviser"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, manages daily investments and business affairs of the Fund, subject to the policies established by the Trustees of the Fund. For rendering advisory services to the Portfolios, the Adviser receives compensation monthly at annual rates equal to .370%, .475%, .475%, .475%, .475%, .875%, and .975% of the
average daily net asset values of the Money Market Portfolio, Bond Portfolio, Capital Growth Portfolio, Balanced Portfolio, Growth and Income Portfolio, International Portfolio, and the Global Discovery Portfolio, respectively. For additional information, see the Fund's prospectus, a current copy of which accompanies this Prospectus.

Addition, Deletion, or Substitution of Investments

     Subject to any applicable law, Intramerica retains the right to make certain changes in the Variable Account and its investments. Intramerica reserves the right to eliminate the shares of any Portfolio and to substitute shares of another Portfolio of the Fund or of another registered open-end management investment company, if the shares of the Portfolio are no longer available for investment or if, in Intramerica's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Variable Account. To the extent required by the 1940 Act, substitutions or eliminations of shares attributable to an Owner's interest in a Subaccount will not be made without prior notice to the Owner and the prior approval of the SEC. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of variable annuity contracts, or from effecting an exchange between series or classes of variable annuity contracts on the basis of requests made by Owners.
     New Subaccounts may be established when marketing, tax, investment or other conditions warrant such additions. Any new Subaccounts may be made available to existing Owners on a basis to be determined by Intramerica.
Each additional Subaccount will purchase shares in a Portfolio of the Fund or in another mutual fund or investment vehicle. Intramerica may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such elimination. In the event any Subaccount is eliminated, Intramerica will notify Owners and request a reallocation of the amounts invested in the eliminated Subaccount. If the Owner provides no such reallocation, Intramerica will reinvest the amounts invested in the eliminated Subaccount in the Subaccount that invests in the Money Market Portfolio (the "Money Market Subaccount").
     In the event of any such substitution, change, or elimination, Intramerica may, by appropriate endorsement, make such changes in the Contract as may be necessary or appropriate to reflect such substitution, change or elimination. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contract, the Variable Account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act, in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, Intramerica also may transfer the assets of the Variable Account associated with the Contract to another separate account.
     The investment policy of the Variable Account will not be changed unless the change has been approved by the Superintendent of Insurance of the State of New York.

                           T H E   C O N T R A C T

     The description of the Contract contained in this Prospectus is qualified in its entirety by reference to the Contract for the Flexible Premium Variable Deferred Annuity, a copy of which has been filed as an exhibit to the Registration Statement for the Contract and which is available upon request from Intramerica.

Contract Application and Issuance of the Contract

     The Contract is available to certain retirement plans and individual retirement accounts that qualify for special federal income tax treatment, to individuals purchasing individual retirement annuities that qualify for special federal income tax treatment and to individuals and entities that do not qualify for such special tax treatment. The Contract is not available for use as a "Tax-sheltered Annuity" qualifying under Section 403(b) of the Code. An Owner who purchases a Contract which qualifies as an individual retirement annuity under Section 408(b) of the Code should be aware that the Code requires that such a Contract contain certain restrictive terms. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Tax Status of the Contract."

     In order to comply with New York law, the Annuitant must be between the ages of 1 and 80. Before it will issue a Contract, Intramerica must receive a properly completed Contract application and a minimum initial Payment of $2,500. (See "Initial Payment," below.) Upon request, a Premium Receipt form will be mailed to the Owner. The Annuitant must be named in the Contract application. In the case of a Contract qualifying as an individual retirement annuity under Section 408(b) of the Code, the Owner must be the Annuitant. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Tax Status of the Contract." Acceptance of an application is subject to Intramerica's sole discretion and Intramerica reserves the right to decline an application for any reason. In the event an application is declined, the initial Payment will be refunded in full.

     After underwriting is completed and the Contract is delivered to the Owner, the term of the Contract will be deemed to have commenced as of the Effective Date. The Effective Date is a date within two business days after a completed application and the full initial Payment are received by Intramerica. The Contract Date will be the same as the Effective Date unless the Effective Date is the 29th, 30th or 31st of the month, in which case the Contract Date will be the 28th day of the same month. The Contract Date is the date used to determine Contract Months, Contract Years and Contract Anniversaries.

Examination Period

     The Contract contains a provision for an Examination Period which permits the Owner to cancel a Contract within thirty days after receipt of such Contract. Upon return of the Contract in accordance with its terms,

Intramerica will refund the initial Payment plus or minus any investment experience on amounts allocated to the Subaccount(s) plus interest earned on amounts allocated to the General Account. Intramerica will calculate such refund as of the date the Contract is mailed to Intramerica. The amount refunded may be more or less than the initial Payment, depending upon the investment performance of the selected Subaccount(s). See "THE CONTRACT --Payments," "THE CONTRACT -- Allocation of Net Payments," and "THE CONTRACT -- Account Value."

Payments

     Initial Payment. Currently, the minimum initial Payment needed to purchase a Contract is $2,500. The Contract permits Intramerica, at its sole discretion, to increase the minimum initial Payment to $5,000 at any time. The initial Payment is the only Payment required to be made under the Contract. At the time the initial Payment is made, a prospective Owner must specify whether the purchase will be a Nonqualified or Qualified Contract. If the initial Payment is derived from an exchange or surrender of another annuity contract, Intramerica may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. Intramerica will require that persons purchase separate Contracts if they desire to invest moneys qualifying for different annuity tax treatment under the Code. Each such separate Contract would require a minimum initial Payment of $2,500. The Company reserves the right to waive the minimum initial Payment amount and accept less than $2,500 at its discretion.
     The initial Net Payment will be credited to the Contract within two business days after receipt of the Payment if a properly completed Contract application is received by Intramerica with such Payment, or within two business days after a Contract application which was incomplete upon receipt by Intramerica is made complete. If, for any reason, the initial Net Payment is not credited to the prospective purchaser's Contract within five business days after receipt by Intramerica because the application is incomplete, the initial Net Payment will be returned immediately to the prospective purchaser unless such prospective purchaser, after receiving notice of the delay from Intramerica, specifically requests that the Payment not be returned.

     Additional Payments. While the Annuitant is living and prior to the Maturity Date, the Owner may, subject to the limitations discussed below, make additional Payments. Currently, there is no minimum additional Payment amount nor is there a maximum number of additional Payments that may be made per Contract Year. Under the Automatic Investment Plan, the Owner is able to make regular investments in any of the variable Subaccounts from a checking account ($50 minimum). The Automatic Investment Plan cannot be used to invest in the General Account. Call Intramerica at (800) 833-0194 for more information and an Automatic Investment Plan application.

     The Contract gives Intramerica the right to require that each additional Payment be at least $1,000 and to limit the frequency of additional Payments to a maximum of four per Contract Year. Intramerica, at its discretion, may require that additional Payments comply with the limitations it is permitted to impose under the Contract. Any additional Payments will be credited to the Contract upon receipt at Intramerica's Home Office.
     Additional Payments with respect to a Contract must qualify for the same federal income tax treatment as the initial Payment made under the Contract. Intramerica will not accept an additional Payment if the federal income tax treatment of such Payment will be different from that of the initial Payment.

     Limitations on Payments. Intramerica reserves the right to reject any Payment. Intramerica normally will require a prospective purchaser to complete a financial questionnaire for Payments in excess of $250,000. Intramerica also may reject any Payment or additional Payment that would cause the total Payments made by the Owner to exceed $1,000,000. With respect to a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code, the total Payments (including the initial Payment), with respect to any calendar year, may not exceed $2,000 unless the portion of such Payments in excess of $2,000 qualifies as a rollover amount or contribution under Section 402(a)(5) or 408(d)(3) or other applicable provisions of the Code. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Tax Status of the Contract."
     All checks or drafts should be made payable to Scudder Horizon Plan.
A Payment can also be made by requesting on the application that Scudder Insurance Agency of New York, Inc. redeem shares in an existing Scudder Fund Account and apply the proceeds towards a Contract.

Allocation of Net Payments

     The Owner must allocate the Net Payments to one or more of the Subaccounts, to the General Account or to any combination thereof. If any portion of a Net Payment is allocated to the General Account, the Owner must specify the Declaration Period to which the Net Payment is to be allocated. See "THE GENERAL ACCOUNT." The Owner must indicate the initial allocation in the Contract application. Upon receipt by Intramerica, the Net Payment will be allocated as directed by the Owner. All allocations must be made in whole percentages and must total 100%. If the allocations do not total 100%, Intramerica will recompute the allocations proportionately by dividing the percentage in each Subaccount selected, as indicated on the application, by the sum of the percentages indicated.
This new percentage will be applied to the Net Payment. The following example illustrates how this recomputation will be made:

Example                 Indicated             Actual
                        Allocation          Allocation

     Subaccount #1          25%          25% / 105% = 24%
     Subaccount #2          40%          40% / 105% = 38%
     Subaccount #3          40%          40% / 105% = 38%
           Total           105%                      100%

All Net Payments will be allocated at the time they are credited to the Owner's Contract.

     Additional Net Payments made directly by the Owner will be allocated in the same proportion as the initial Net Payment unless Written Notice to the contrary is received with such additional Net Payments. Once a change in allocation is made, all future Net Payments will be allocated in accordance with the new allocation unless contrary instructions are received with such additional Net Payments. However, if the Owner has funds deducted from a checking account and applied under the Automatic Investment Plan option, the Owner must provide Intramerica with written notice to change the allocation of future additional Net Payments.

Transfers

     Subject to certain conditions and charges, amounts may be transferred among the Subaccounts and from one or more of the Subaccounts to the General Account at any time. Transfers also may be made between different Declaration Periods in the General Account and from the General Account to one or more of the Subaccounts, but only at the end of the applicable Declaration Period(s). Transfer of amounts from a Subaccount to the General Account may be made only if such transfer would not cause a Contract's value in the General Account to exceed $250,000. See "THE GENERAL ACCOUNT."
     Currently, no charge is being imposed for any transfers among Subaccounts or from the Subaccounts to the General Account. The Contract, however, permits Intramerica to deduct $20 for the third and each subsequent transfer request made during a Contract Year. Intramerica, at its sole discretion, may impose the transfer charge at any time. For a discussion of transfer charges, see "CHARGES AND DEDUCTIONS -- Transfer Charges."
     Transfer requests must be by Written Notice or by telephone if elected by a currently valid telephone transfer request form on file with Intramerica. Intramerica employs reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. Intramerica, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures Intramerica follows for telephone

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transfers include confirming the correct name, contract number and personal code for each telephone transfer. See "GENERAL PROVISIONS -- Written Notices and Requests: Owner Inquiries." Transfers will be deemed effective, and values in connection with transfers will be determined, as of the end of the Valuation Period during which the transfer request is received. However, Intramerica may be permitted to delay the effective date of a transfer in certain circumstances. See "GENERAL PROVISIONS -- Deferment of Payment and Transfers."


     Asset Rebalancing Option. In order to maintain a particular percentage allocation among the Subaccounts, the Owner may select the asset rebalancing option. With asset rebalancing, Intramerica automatically reallocates the Account Value in the Subaccounts quarterly to the allocation selected by the Owner. Over a period of time, this method of investing may help an Owner buy low and sell high although there can be no assurance of this. This investment method does not assure profits and does not protect against loss in declining markets.
     To elect the asset rebalancing option, the Account Value in the Contract must be at least $2,500 and a completed Asset Rebalancing Option form must be received at Intramerica's Home Office. The Owner must designate the applicable Subaccounts and the percentage allocations for each of the applicable Subaccounts to be rebalanced quarterly. If the asset rebalancing option is elected, all amounts allocated to the variable Subaccounts must be included in the asset rebalancing option. The Owner may not participate in dollar cost averaging and asset rebalancing at the same time. The General Account is not available for the asset rebalancing option.
     Selection of asset rebalancing will result in the transfer of funds to one or more of the Subaccounts on the date specified by the Owner. If the Owner has specified, or the form is received on the 29th, 30th or 31st, Intramerica will consider the effective date to be the first Valuation Date
of the following month.   If no date is specified or if the request is
received after the specified date, Intramerica will transfer funds on the date of receipt of the Asset Rebalancing Option form and on the quarterly anniversary of the applicable date thereafter. The amounts transferred will receive the Unit Values for the affected Subaccounts at the end of the Valuation Date on which the transfers occur. If the effective date is not a Valuation Date, the transfer will occur on the next Valuation Date.
     The Owner may terminate this option at any time by Written Notice. In the event of a transfer by written request or telephone instructions, this option will terminate automatically. In either event, the amounts in the Subaccounts that have not been transferred will remain in those Subaccounts regardless of the percentage allocation unless the Owner instructs otherwise. If the Owner wishes to resume the asset rebalancing option after it has been canceled, a new Asset Rebalancing Option form must be completed and sent to Intramerica's Home Office. Intramerica may discontinue, modify, or suspend the asset rebalancing option at any time.

     Dollar Cost Averaging. Dollar cost averaging is a systematic method of investing in which units are purchased in fixed dollar amounts so that the cost is averaged over time. The Owner may dollar cost average their allocations in the Subaccounts under the Contract by authorizing Intramerica to make periodic transfers from any one Subaccount to one or more other Subaccounts. Amounts transferred will purchase units in those Subaccounts at the Unit Value of that Subaccount as of the Valuation Date the transfer occurs. Since the value of the units will vary, the amounts transferred to a Subaccount will result in the purchase of a greater number of units when the Unit Value is low and the purchase of a lesser number of units when the Unit Value is high. Similarly, the amounts transferred to a Subaccount will result in the liquidation of a greater number of units when the Unit Value is low and the liquidation of a fewer number of units when the Unit Value is high. Dollar cost averaging does not assure a profit and does not protect against loss in declining markets.
     To elect dollar cost averaging, the Account Value in the Contract must be at least $2,500 and a completed Dollar Cost Averaging form must be received at Intramerica's Home Office. The Owner must designate the frequency and period of time of the transfers, the Subaccount from which transfers are to be made and the Subaccounts and allocation percentages to which funds are to be transferred. The Owner may not participate in dollar cost averaging and asset rebalancing at the same time. The General Account is not available for the dollar cost averaging option.
     After Intramerica has received a completed Dollar Cost Averaging form, Intramerica will transfer the amounts designated by the Owner from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts chosen by the Owner. The minimum amount that may be transferred is $50. Each transfer will occur on the date specified by the Owner. If the Owner has specified, or the form is received on the 29th, 30th or 31st, Intramerica will consider the effective date to be the first Valuation Date of the following month. If no date is specified, funds will be transferred on the monthly, quarterly, semiannual or annual anniversary, (whichever corresponds to the frequency selected by the Owner), of the date of receipt of a completed Dollar Cost Averaging form. The amounts transferred will receive the Unit Values for the affected Subaccounts at the end of the Valuation Date on which the transfers occur. If the anniversary is not a Valuation Date, the transfer will occur on the next Valuation Date. Dollar cost averaging will terminate when the total amount elected has been transferred, or when the value in the Subaccount from which transfers are made is insufficient to transfer the requested amount.
     The Owner may terminate this option at any time by Written Notice. Upon receipt of Written Notice, the value in the Subaccount from which transfers were being made will remain in that Subaccount unless the Owner instructs otherwise. If the Owner wishes to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, or the amount in the Subaccount elected is insufficient to transfer the total requested amount, or after the dollar cost averaging option has been canceled, a new Dollar Cost Averaging Option form must be completed and sent to Intramerica's Home Office. Intramerica may discontinue, modify, or suspend the dollar cost averaging option at any time.


Account Value

     On the Effective Date, the Account Value equals the initial Net Payment. Thereafter, the Account Value equals the Account Value from the previous Valuation Date increased by: (i) any additional Net Payments received by Intramerica, (ii) any increase in the Account Value due to investment results of the selected Subaccount(s) and (iii) any interest earned on that portion of the Account Value held in the General Account during the Valuation Period; and reduced by: (i) any decrease in the Account Value due to investment results of the selected Subaccount(s), (ii) a daily charge to cover the mortality and expense risks assumed by Intramerica and the cost of administering the Contract, (iii) any amounts charged against the Account Value for records maintenance, (iv) amounts deducted for partial surrenders, and (v) amounts deducted, if any, for transfer charges with respect to transfers that occurred during the Valuation Period. See "CHARGES AND DEDUCTIONS."
     The Account Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of the selected Subaccount(s), interest earned in the General Account and the deduction of charges. The amount available for distribution of Annuity Payments is equal to the Account Value on the Maturity Date; a Contract ceases to accumulate value after the Maturity Date.

     Unit Value. Each Subaccount has a distinct value (the "Unit Value"). In addition, because of differences in variable annuity contracts funded by the Subaccounts, units in a Subaccount attributable to the Contract will have different unit values than those attributable to other variable annuity contracts funded by the Subaccount. When a Net Payment is allocated or an amount is transferred to a Subaccount, a number of units are purchased based on the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation is made. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.
     For each Subaccount, the Unit Value on a given Valuation Date is based on the net asset value of a share of the corresponding Portfolio in which such Subaccount invests. (For the calculation of the net asset value with respect to a Portfolio, see the prospectus for the Fund, a current copy of which accompanies this Prospectus.) Each Valuation Period has a single Unit Value which applies to each day in that period. The Unit Value for each subsequent Valuation Period is the Investment Experience Factor (described below) for that Valuation Period multiplied by the Unit Value for the immediately preceding Valuation Period.

     Investment Experience Factor. The "Investment Experience Factor" measures the investment performance of a Subaccount during a Valuation Period. An Investment Experience Factor is calculated separately for each of the Subaccounts. The Investment Experience Factor of a Subaccount for a Valuation Period equals (a) divided by (b), minus (c), where:

     (a)  is  (i)    the value of the net assets of the Subaccount at the
end of the preceding Valuation Period, plus

              (ii) the investment income and capital gains, realized or unrealized, credited to the net assets of that Subaccount during the Valuation Period for which the Investment Experience Factor is being determined, minus

              (iii) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus

              (iv) any amount charged against the Subaccount for taxes or any amount set aside during the Valuation Period by Intramerica as a provision for taxes attributable to the operation or maintenance of that Subaccount (see "CHARGES AND DEDUCTIONS -- Other Taxes"); and

     (b) is the value of the net assets of that Subaccount at the end of the preceding Valuation Period; and

     (c) is a charge that compensates Intramerica for certain administrative expenses and mortality and expense risks which are assumed by Intramerica in connection with the Contract. See "CHARGES AND
DEDUCTIONS -- Mortality and Expense Risk Charge" and "CHARGES AND
DEDUCTIONS --Contract Administration Charge."

Contract Ownership

     Subject to certain restrictions discussed below, an Owner may designate a new Owner or Joint Owner at any time during the life of the Annuitant. Under the terms of the Contract, if a Joint Owner is named, unless otherwise specified by the Owner, Intramerica will presume the ownership to be as joint tenants with right of survivorship. If any Owner dies before the Annuitant and before the Maturity Date, the rights of the Owner will belong to the Joint Owner, if any, otherwise to the Beneficiary. The interest of any Owner or Joint Owner may be subject to the rights of any assignee. See "THE CONTRACT -- Assignment of the Contract."

     A new Owner or a Joint Owner may not be designated with respect to a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Tax Status of the Contract." An Owner's designation of a new Owner may be subject to federal income tax. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Taxation of Annuities."
     An Owner may designate a new Owner by submitting Written Notice to Intramerica. The change will take effect as of the date the Written Notice was signed. Intramerica will not be liable for any payment made or other action taken before the Written Notice was received and recorded by Intramerica.

Assignment of the Contract

     Except in the case of a Contract that qualifies as an individual retirement annuity under Section 408(b) of the Code, an Owner may assign:
(i) all or a portion of his or her right to receive Annuity Payments under the Contract or (ii) the Contract as collateral security. An assignment by the Owner before the Maturity Date of any portion of the right to receive Annuity Payments entitles the assignee to receive the assigned Annuity Payments in a lump sum as of the Maturity Date. Such lump sum payment generally will be made within seven days. An assignment by the Owner after the Maturity Date of any portion of the right to receive Annuity Payments entitles the assignee to receive the assigned Annuity Payments in accordance with the Annuity Income Option in effect on the Maturity Date. The assignee may not select an Annuity Income Option or change an existing Annuity Income Option. See "THE CONTRACT --Contract Ownership."
     In the case of a Qualified Contract, certain assignments permissible under the Contract may adversely affect the qualification for special federal income tax treatment of the underlying retirement plan or individual retirement account. Potential purchasers of Qualified Contracts are urged to consult their tax advisers.
     If the right to receive Annuity Payments is assigned or the Contract is assigned as collateral security, the Owner's rights and those of any Beneficiary will be subject to such assignment. Intramerica is not responsible for the adequacy of any assignment and will not be bound by the assignment until satisfactory written evidence of the assignment has been received. In certain circumstances, an assignment will be subject to federal income tax. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Taxation of Annuities."

    D I S T R I B U T I O N S   U N D E R   T H E  C O N T R A C T

     Any Annuity Payment, Account Value or Death Benefit available under the Contract is not less than the minimum benefits required by any statute of the State of New York.

Full and Partial Surrender Privileges

     Subject to certain conditions, a full or partial surrender of the Contract may be made at any time. No full or partial surrenders may be made after the Maturity Date. The amount available for any surrender is the Account Value.
     No commission or sales charge is deducted from the Account Value upon full or partial surrender of a Contract.
     In addition to the conditions set forth above, the ability of an Owner to effect a partial surrender of a Contract is subject to these further conditions: (i) the minimum amount that can be withdrawn in a partial surrender is $500 and (ii) the Contract must have an Account Value of at least $2,500 after the surrender. (If Intramerica, at its sole discretion, should increase the minimum initial payment to $5,000, Contracts issued after that date will be required to have an Account Value of at least $5,000 after a partial surrender.) In addition, a partial surrender request must contain explicit instructions as to the withdrawal of amounts from each of the selected Subaccounts. Funds allocated to the General Account will be withdrawn proportionally from all Declaration Periods in the General Account. Within each Declaration Period, surrenders will be on a first-in, first-out basis.
     The Owner may effect a partial surrender by sending a Written Notice to Intramerica or by telephone if a currently valid telephone transfer request form is on file with Intramerica. The Owner may effect a full surrender only by sending a Written Notice to Intramerica. The Account Value payable to the Owner upon a full or partial surrender will be calculated at the price next computed after Intramerica receives a request for surrender. Intramerica generally will pay the Owner any Account Value owed in respect of a full or partial surrender within seven days of receipt of the request for surrender. If, at the time an Owner makes a full or partial surrender request, such Owner has not provided Intramerica with a written election not to have federal income taxes withheld, Intramerica, by law, must withhold such taxes from the taxable portion of any full or partial surrender. In addition, the Code provides that a federal penalty tax may be imposed on certain surrenders. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Taxation of Annuities."
     Because the Owner assumes the entire investment risk for all amounts allocated to the Variable Account, the total amount paid upon surrender of the Contract (taking into account any prior withdrawals) may be more or less than the total Payments made under the Contract. See "THE CONTRACT -- Account Value."

     Systematic Withdrawals. Intramerica currently offers an option under which partial surrenders of the Contract may be elected by systematic withdrawals. The Owner may elect to receive systematic withdrawals before the Maturity Date by sending a completed Systematic Withdrawal form to Intramerica at its Home Office. The completed form must include the written consent of any assignee or irrevocable beneficiary, if applicable. The Owner may designate the systematic withdrawal amount as a percentage of the Account Value allocated to the Subaccounts and/or General Account, or as a specified dollar amount. The Owner may designate that systematic withdrawals be made monthly, quarterly, semiannually, or annually. If the Owner has specified, or the form is received on the 29th, 30th or 31st, Intramerica will consider the effective date to be the first Valuation Date of the following month. If no date is specified, the systematic withdrawal option will commence on the date of receipt of the form.
     Each systematic withdrawal must be at least $250. The systematic withdrawal option will terminate if the amount to be withdrawn exceeds the Account Value or would cause the Account Value to be below $2,500. If any portion of the systematic withdrawal is to be withdrawn from the General Account, the amount requested will be deducted proportionately from each Declaration Period, and will be on a first-in, first-out basis within the Declaration Period(s).
     Each systematic withdrawal will occur as of the end of the Valuation Period during which the withdrawal is scheduled. The systematic withdrawal will be deducted from the Owner's Account Value in the Subaccounts and/or the General Account as directed by the Owner.
     The Owner may terminate this option at any time by Written Notice. If this option is terminated, either by Written Notice by the Owner, or if the amount to be withdrawn has caused the Account Value to be below $2,500, and the Owner wishes to resume systematic withdrawals, a new Systematic Withdrawal form must be completed and sent to Intramerica's Home Office. Intramerica may discontinue, modify, or suspend the systematic withdrawal option at any time. The tax consequences of a systematic withdrawal, including a 10% penalty tax imposed on withdrawals made prior to the Owner attaining age 59 1/2 should be carefully considered. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Taxation of Annuities".


Annuity Payments

     The Annuity Payments provided under this Contract on the Maturity Date will not be less than that available using the Account Value to purchase any single premium immediate annuity contract being offered by Intramerica to the same class of annuitants. If the Annuitant is living on the Maturity Date and the Contract is in force, Annuity Payments will be made to the Owner in accordance with the terms of the Contract and the Annuity Income Option selected by the Owner. The first Annuity Payment will be made within seven days after the Maturity Date.

     The amount of the periodic Annuity Payments will depend upon (i) the Account Value on the Maturity Date, (ii) the age and sex of the Annuitant (or, in the case of Annuity Income Option 2, the age and sex of the Annuitant and the Joint Annuitant) on the Maturity Date and (iii) the Annuity Income Option selected. See "DISTRIBUTIONS UNDER THE CONTRACT -- Annuity Income Options." On the Maturity Date, the dollar amount of each periodic Annuity Payment under an Annuity Income Option is fixed and will not change. After the Maturity Date, the Contract will no longer participate in the Variable Account because the Account Value is transferred to the General Account on the Maturity Date. If, at the time of an Annuity Payment, the Owner has not provided Intramerica with a written election not to have federal income taxes withheld, Intramerica, by law, must withhold such taxes from the taxable portion of such Annuity Payment. In addition, the Code provides that a federal penalty tax may be imposed on certain premature Annuity Payments. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Taxation of Annuities."
     The amount of the monthly Annuity Payments under Annuity Income Options 1, 2, and 3, described below, may be determined by dividing the Account Value on the Maturity Date by 1,000 and multiplying the result by the appropriate factor contained in the table for the Annuity Income Option selected. The appropriate factor is based on a guaranteed minimum interest rate of 3.5%. This factor will be determined at the time of maturity, subject to current market conditions. The annuity tables for Annuity Income Options 1, 2, and 3 are contained in the Contract. Information concerning the amount of the periodic payments under additional Annuity Income Options that become available, if any, will be provided to the Owner prior to the Maturity Date. See "DISTRIBUTIONS UNDER THE CONTRACT -- Annuity Income Options."

Annuity Income Options

     At any time prior to the Maturity Date, the Owner may designate the Annuity Income Option under which Annuity Payments are to be made. If the Owner does not select an Annuity Income Option by the Maturity Date, fixed monthly Annuity Payments will be made to the Owner (i) for the life of the Annuitant or (ii) until the sum of the monthly Annuity Payments made under the Contract equals the Account Value on the Maturity Date, whichever is longer (Annuity Income Option 1). Except with the consent of Intramerica, Annuity Income Options are not available if the Account Value is less than $2,000 or is insufficient to produce monthly payments of at least $20. In such cases, Intramerica will pay the Account Value in a lump sum.

     Subject to the exceptions discussed above, three Annuity Income Options are available under the Contract. Intramerica may offer additional Annuity Income Options in the future which would become available to all Contract Owners. Information concerning the availability of such additional Annuity Income Options, if any, will be provided prior to the time an Annuity Income Option is to be selected.

     The following Annuity Income Options currently are available:

     Option 1. Life Annuity with Installment Refund - Monthly Annuity Payments will be made to the Owner (i) for the life of the Annuitant or
(ii) until the sum of the monthly Annuity Payments made equals the Account Value on the Maturity Date, whichever is longer. If the Owner dies before the sum of the monthly Annuity Payments made equals the Account Value on the Maturity Date, the remaining Annuity Payments will be made to the Beneficiary designated by the Owner. See "DISTRIBUTIONS UNDER THE CONTRACT -- Beneficiary Provisions."

     Option 2. Joint and Survivor Life Annuity with Installment Refund - Monthly Annuity Payments will be made to the Owner (i) for as long as either the Annuitant or the Joint Annuitant is living or (ii) until the sum of the monthly Annuity Payments made equals the Account Value on the Maturity Date, whichever is longer. If all Owner(s) die before the sum of the monthly Annuity Payments made equals the Account Value on the Maturity Date, the remaining Annuity Payments will be made to the Beneficiary designated by the Owner. See "DISTRIBUTIONS UNDER THE CONTRACT -- Beneficiary Provisions."

     Option 3. Installments for Life - Monthly Annuity Payments will be made to the Owner for as long as the Annuitant is living. Payments under this option will end with the last payment made prior to the death of the Annuitant. Under this option, it would be possible for the Owner to receive only one Annuity Payment if the Annuitant died prior to the date of the second payment, two Annuity Payments if he or she died prior to the date of the third payment, etc.

     At any time before the Maturity Date, the Owner may select Annuity Income Option 1, 2 or 3 or may change a prior selection of an Annuity Income Option by sending Written Notice to Intramerica. In addition, on the Maturity Date, an Owner may elect to receive Annuity Payments under any options made available by Intramerica in the future.

     Upon selection of Annuity Income Option 2, the Owner must designate a Joint Annuitant. The life of the Joint Annuitant also will be used to determine the duration of Annuity Payments. The amount of the monthly Annuity Payments under Annuity Income Option 2 will be determined by the age and sex of both the Annuitant and the Joint Annuitant. Prior to the Maturity Date, the Owner may select a new Joint Annuitant at any time by sending Written Notice to Intramerica. The Owner may not select a new Joint Annuitant after the Maturity Date.
     In the case of a Contract qualifying as an individual retirement annuity under Section 408(b) of the Code, an Annuity Income Option may not be selected with a Period Certain that will guarantee Annuity Payments beyond the life (or life expectancy) of the Annuitant and the Beneficiary. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Tax Status of the Contract."

Maturity Date

     The Owner may specify in the Contract application the Contract Anniversary on which Annuity Payments are to begin. The Maturity Date can be no later than the Contract Anniversary nearest the Annuitant's 80th birthday or the tenth Contract Anniversary. If no Maturity Date is specified in the Contract application, the Maturity Date will be the later of the Contract Anniversary nearest the Annuitant's 80th birthday or the tenth Contract Anniversary.

     In the case of a Qualified Contract, other than an individual retirement annuity qualifying under Section 408(b) of the Code, selection of certain Maturity Dates permissible under the Contract may adversely affect the qualification of the underlying retirement plan for special federal income tax treatment. Potential purchasers of such Qualified Contracts are urged to consult their tax advisers.
     In the case of a Contract qualifying as an individual retirement annuity under Section 408(b) of the Code, the minimum required distribution must be no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 70-1/2. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Tax Status of the Contract."

     Subject to the preceding discussion with respect to individual retirement annuities, the Owner may advance or defer the Maturity Date at any time while the Annuitant is living. The new Maturity Date chosen by the Owner must be a Contract Anniversary not later than (i) the Contract Anniversary nearest the Annuitant's 80th birthday; or (ii) ten years from the upcoming Contract Anniversary, whichever is later. A Maturity Date may be changed only by Written Notice to Intramerica prior to the then-scheduled Maturity Date.

Death Benefit

     If the Annuitant dies prior to the Maturity Date, a Death Benefit will be paid to the Owner as specified in the Contract. No Death Benefit is payable if the Annuitant dies on or after the Maturity Date.
     If the Annuitant dies prior to the Maturity Date, a Death Benefit equal to the greater of (i) the Account Value or (ii) the sum of the Payments made less the amount of any partial surrenders will be paid in a lump sum to the Owner. If the Owner is a natural person, the Owner may elect to continue the Contract and become the Annuitant if the deceased Annuitant was not the Owner. The amount of the Death Benefit will be calculated at the price next computed after Intramerica receives Proof of Death of the Annuitant. The Death Benefit will be paid to the Owner within seven days after Intramerica receives Proof of Death, or as soon thereafter as Intramerica has sufficient information to make the payment.

Beneficiary Provisions

     The Beneficiary will receive any amounts payable under the Contract if the Beneficiary survives the Owner(s). If no Beneficiary is specified, or if no Beneficiary survives the Owner by thirty days, the estate of the Owner will receive any remaining amounts payable under the Contract.
     While the Annuitant is living, the Owner may change the Beneficiary by sending Written Notice to Intramerica. The change will take effect as of the date the Written Notice was signed. Intramerica will not be liable for any payment made or other action taken before the notice is received and recorded by Intramerica. A Beneficiary named irrevocably may not be changed without written consent of such Beneficiary. The interest of any Beneficiary is subject to the rights of any assignee. See "THE CONTRACT -- Assignment of the Contract."

Death of Owner

     In the case of a Nonqualified Contract in which the Owner or any Joint Owner (i) is a natural person, (ii) is not the Annuitant and (iii) dies before the Maturity Date and prior to the Annuitant's death, the Death Benefit provisions described above do not apply. The Account Value will be paid in a lump sum no later than five years following the date of the Owner's death to the Joint Owner, if applicable; otherwise to the Beneficiary. See "THE CONTRACT -- Contract Ownership." The Account Value will be calculated at the price next computed after Intramerica receives Proof of Death of the Owner. If the Joint Owner, if applicable, or the Beneficiary is the surviving spouse of the Owner, he or she may elect to continue the Contract as if he or she were the original Owner.

Employment-Related Benefit Plans

     In 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity payments provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Contract described in this Prospectus contains Annuity Payment rates for certain Annuity Income Options that distinguish between men and women.
Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Contract may be purchased.



             C H A R G E S   A N D   D E D U C T I O N S

     No commissions or sales charges are deducted from Payments invested in the Contract or from amounts payable to the Owner upon full or partial surrender of the Contract. As more fully described below, certain charges and deductions will be made in connection with the Contract to compensate Intramerica for (i) providing the Annuity Payments, (ii) assuming certain risks in connection with the Contract, and (iii) administering the Contract.


Mortality and Expense Risk Charge

     Intramerica deducts a daily charge from the Account Value for certain mortality and expense risks connected with the Contract. A daily rate of
 .0010997% of the value of net assets in each Subaccount is charged currently. This corresponds to an annual rate of .40%. Of this amount, approximately .30% is charged to cover mortality risks and approximately
 .10% is charged to cover expense risks assumed by Intramerica in connection with the Contract. Intramerica reserves the right at any time to increase the Mortality and Expense Risk Charge to .70%, which corresponds to a daily rate of .0019245%, the maximum set forth in the Contract. The Mortality and Expense Risk Charge is applicable only during the period from the Effective Date to the Maturity Date and is not imposed against the General Account. This charge is reflected in the Investment Experience Factor for the Contract for each Subaccount.
     The Account Value and Annuity Payments are not affected by changes in actual mortality experience or by actual expenses incurred by Intramerica. The mortality risks assumed by Intramerica arise from the contractual obligations to pay Death Benefits prior to the Maturity Date and to make Annuity Payments for the entire life of the Annuitant (or, in the case of Annuity Income Option 2, the entire life of the Annuitant and the Joint Annuitant). Thus, an Owner is assured that neither the Annuitant's longevity

(or, in the case of Annuity Income Option 2, the Annuitant's and the Joint Annuitant's longevity) nor an improvement in life expectancy in general which is greater than expected, will have an adverse effect on the Annuity Payments; this eliminates the risk of outliving the funds accumulated for retirement in instances in which the Contract is purchased to provide funds for retirement.
     With respect to expense risks, Intramerica assumes the risk that the actual expenses involved in administering the Contract, including Contract maintenance costs, administrative costs, mailing costs, data processing costs and costs of other services, may exceed the amount recovered from any administrative charges.



Contract Administration Charge


     Intramerica has primary responsibility for the administration of the Contract and the Variable Account. Administrative expenses for Intramerica include expenses with respect to (i) processing applications, Contract changes, tax reporting, cash surrenders, death claims and initial and subsequent Payments; (ii) annual and semiannual reports to Owners and regulatory compliance reports; and (iii) overhead costs. Intramerica deducts a daily charge from the Account Value for incurring administrative expenses connected with the Contract and the Variable Account. A daily rate of .0008248% of the value of net assets in each Subaccount is charged; this corresponds to an annual rate of .30%. The Contract Administration Charge is applicable only during the period from the Effective Date to the Maturity Date and is not imposed against the General Account. This charge is reflected in the Investment Experience Factor for the Contract for each Subaccount.


Records Maintenance Charge

     Currently, no charge is being imposed for records maintenance. The Contract, however, permits Intramerica to deduct a Records Maintenance Charge of up to $40 from the Account Value of each Contract at the end of each Contract Year to reflect the cost of performing records maintenance for the Contracts. If such a charge were imposed, it would be deducted proportionately from each Subaccount and each of the Declaration Period(s) in the General Account (on a first-in, first-out basis within each Declaration Period) in which the Owner has funds allocated. The Records Maintenance Charge, if deducted, would apply only during the period from the Effective Date to the Maturity Date and would not be assessed if the Owner surrendered the Contract during a Contract Year.

Premium Taxes

     Under New York law, no premium tax is currently payable by Intramerica; however, the Contract permits Intramerica to deduct any applicable premium taxes with respect to any future Payments.

Other Taxes

     No charges currently are made against the Variable Account for federal, state or local taxes. Should Intramerica determine that any such taxes may be imposed with respect to the Variable Account, Intramerica may deduct such taxes from amounts held in the Variable Account. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES --Taxation of Intramerica."

Transfer Charges

     Currently, no charge is being imposed for transfers among Subaccounts or from the Subaccounts to the General Account. The Contract, however, permits Intramerica to deduct $20 for the third and each subsequent transfer request made by the Owner during a Contract Year. For the purpose of determining whether a transfer charge is payable, initial allocations of Payments are not considered transfers nor are reallocations of amounts among Declaration Periods in the General Account or transfers from the General Account to the Subaccounts at the end of a Declaration Period. All transfer requests made at the same time will be treated as one request. No transfer charges will be imposed for transfers which are not at the Owner's request. Intramerica, at its sole discretion, may impose the transfer charge described above for the third and each subsequent transfer request at any time. See "THE CONTRACT -- Transfers."

Charges Against the Fund

     Scudder, Stevens & Clark, Inc. provides investment advisory services to the Fund for the Portfolios under the investment advisory agreement between the Fund, on behalf of the Portfolios, and the Adviser, for a fee. The Fund is responsible for all of its other expenses. The net assets of the Fund attributable to the Variable Account will reflect deductions in connection with the investment advisory fee and other expenses incurred by the Fund. The investment advisory fees differ with respect to each of the Portfolios. See "SCUDDER VARIABLE LIFE INVESTMENT FUND." For more information concerning the investment advisory fee and other charges against the Portfolios, see the prospectus for the Fund, a current copy of which accompanies this Prospectus.

               C E R T A I N   F E D E R A L   I N C O M E
                    T A X   C O N S E Q U E N C E S

     The following summary is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to the Contract, based on the Code, proposed and final Treasury Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to "United States Persons," and does not discuss state, local or foreign tax consequences. "United States Persons" means citizens or residents of the United States, domestic corporations, domestic partnerships, and trusts or estates that are subject to United States federal income tax regardless of the source of their income. This summary does not discuss the consequences of an exchange of another annuity contract for the Contract or a surrender of another annuity contract to provide funds for investment in the Contract. Additional information regarding such exchanges or surrenders is contained in the Statement of Additional Information, which is available at no cost to any person requesting a copy by writing to Intramerica or by calling (800) 833-0194.
     The Qualified Contract was designed for use by retirement plans and individual retirement accounts that qualify for special federal income tax treatment under Section 401(a) or 408(a) of the Code and by individuals purchasing individual retirement annuities that qualify for special federal income tax treatment under Section 408(b) of the Code. Certain requirements must be satisfied in purchasing a Qualified Contract for the plan, account or annuity to retain its special tax treatment. This summary does not discuss such requirements, and assumes that Qualified Contracts are purchased pursuant to retirement plans or individual retirement accounts or are individual retirement annuities that qualify for such special tax treatment. Additionally, because any distribution with respect to a Qualified Contract, other than an individual retirement annuity qualifying under Section 408(b) of the Code, will be made to an entity that is exempt from federal income tax, this summary does not discuss the annuity consequences with respect to Qualified Contracts other than such individual retirement annuities.

     THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. EACH POTENTIAL PURCHASER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER AS TO THE CONSEQUENCES OF INVESTMENT IN A CONTRACT UNDER FEDERAL AND
APPLICABLE STATE, LOCAL AND FOREIGN TAX LAWS BEFORE MAKING ANY PAYMENT.

Tax Status of the Contract

     Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) apply a diversification formula to each of the Subaccounts. The Variable Account, through the Fund and its Portfolios, intends to comply with the diversification requirements of the Treasury regulations. Intramerica and the Fund have entered into agreements regarding participation in the Fund that require the Fund and its Portfolios to be operated in compliance with the Treasury regulations.
     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."
     The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and contract values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Variable Account. In addition, Intramerica does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Intramerica therefore reserves the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Variable Account.
     The Code also requires that Nonqualified Contracts contain specific provisions for distribution of Contract proceeds upon the death of an Owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that (a) if any Owner dies on or after the Maturity Date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the Owner's death, or (b) if any Owner dies before the Maturity Date, the entire interest in the Contract must generally be distributed within five years after the Owner's date of death.
     These requirements will be considered satisfied if the entire interest in the Contract is used to purchase an immediate annuity under which payments will begin within one year of the Owner's death and will be made for the life of the "designated beneficiary" or for a period not extending beyond the life expectancy of the "designated beneficiary." Under Section 72(s) the designated beneficiary is the person to whom ownership of the Contract passes by reason of death and must be a natural person in order to take advantage of the exceptions noted. If the designated beneficiary is the Owner's surviving spouse and the Owner dies before the Maturity Date, the Contract may be continued with the surviving spouse as the new Owner. The Nonqualified Contracts contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Contract satisfy all such Code requirements. The provisions contained in the Nonqualified Contracts will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise. Similar rules apply to Qualified Contracts. See "DISTRIBUTIONS UNDER THE CONTRACT -- Death of Owner."
     Other rules may apply to Qualified Contracts.

     Natural Persons. With respect to Owners who are natural persons, the Contract should be treated as an annuity contract for federal income tax purposes, the taxation of which is described below. See "CERTAIN FEDERAL INCOME TAX CONSEQUENCES -- Taxation of Annuities."

     Non-natural Persons. Pursuant to Section 72(u) of the Code, an annuity contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code. Accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess of (i) the sum of the Account Value as of the close of the taxable year and all distributions under the Contract paid in the taxable year and previous taxable years over (ii) the sum of the Payments made for the taxable year and any prior taxable year and the amounts includable in gross income for any prior taxable year with respect to the Contract. Section 72(u) of the Code does not apply to (i) a Contract in which the nominal Owner is not a natural person but the beneficial Owner is a natural person, (ii) a Qualified Contract or (iii) a single-payment annuity, the Maturity Date of which is no later than one year from the date of the single Payment and provides for a series of substantially equal periodic payments during the annuity period. Instead, such Contracts are taxed as described below under the heading "Taxation of Annuities."

     Individual Retirement Annuities. In order to qualify as an individual retirement annuity under Section 408(b) of the Code, a Contract must contain certain provisions, including the following: (i) the Owner must be the Annuitant; (ii) the Contract may not be transferable by the Owner, e.g., the Owner may not designate a new Owner or assign the Contract as collateral security; (iii) the total Payments for any Contract Year may not exceed $2,000, unless the portion of such Payments in excess of $2,000 qualifies as a rollover amount or contribution under Section 402(a)(5) or 408(d)(3) of the Code; (iv) Annuity Payments must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 70-1/2 and meet certain other requirements; (v) an Annuity Income Option with a Period Certain that will guarantee Annuity Payments beyond the life expectancy of the Annuitant and the Beneficiary may not be selected; and (vi) certain payments of Death Benefits must be made in the event the Annuitant dies prior to the distribution of the Account Value. Contracts intended to qualify as individual retirement annuities under
Section 408(b) of the Code contain such provisions.

     Other Qualified Contracts. A Contract may be purchased by a trust or custodial account that forms a retirement plan qualified under Section 401(a) of the Code or an individual retirement account qualified under
Section 408(a) of the Code. The contributions and benefits in respect of a participant in such a plan or account will be determined by the terms and conditions of the plan or account, rather than the Contract. Intramerica shall be under no obligation either (i) to determine whether any payment, distribution or other transaction under the Contract complies with the provisions, terms and conditions of such plan or account or of applicable law or (ii) to administer such plan or account, including without limitation any provisions required by the Retirement Equity Act of 1984. The Contract is intended for use by such plans and accounts solely for the accumulation of retirement savings. Adverse tax consequences to the plan or account, the participant or both may result if this Contract is transferred or assigned by the plan or account to any individual as a means to provide benefit payments. A qualified tax adviser should be consulted with respect to the use of the Contract in connection with such a plan or account.

Taxation of Annuities

     The discussion below applies only to those Contracts that qualify as annuity contracts for federal income tax purposes.

     In General. An Owner of a Contract should not be taxed on increases in the Account Value until distribution occurs either in the form of amounts received in partial or full surrender or as Annuity Payments under the Annuity Income Option selected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value (including assignment prior to the Maturity Date of an Owner's right to receive Annuity Payments) generally will be treated as a distribution in the amount of such portion of the Account Value. Any such deemed distribution generally will be taxable in an amount equal to the excess (if any) of the Account Value immediately before the distribution is deemed to occur over the Investment in the Contract at such time. The taxable portion of any such distribution generally will be taxed as ordinary income.
Additionally, when an Owner designates a new Owner prior to the Maturity Date without receiving full and adequate consideration, the old Owner generally will be treated as receiving a distribution under the Contract in an amount equal to the excess (if any) of the Account Value at the time of such designation over the Investment in the Contract at such time. "Investment in the Contract" means (i) the aggregate amount of any Payments made by or on behalf of the recipient or deemed recipient minus (ii) the aggregate amount received under the Contract which was excluded from the gross income of the recipient or deemed recipient (except that the amount of any loan from, or secured by a Contract will be disregarded to the extent that such amount is excluded from gross income) plus (iii) the amount of any loan from, or secured by a Contract to the extent that such amount is included in the gross income of the Owner. Additionally, the assignment prior to the Maturity Date of an Owner's right to receive Annuity Payments without full and adequate consideration generally will be treated as a distribution under the Contract in an amount equal to the excess of the Account Value at the time of such assignment over the Investment in the Contract at such time; any such deemed distribution will be taxable in full.

     Surrenders. In the case of a partial surrender under a Nonqualified Contract, the amount received generally will be taxable in an amount equal to the excess (if any) of the Account Value immediately before the surrender over the Investment in the Contract at such time. In the case of a partial surrender under a Qualified Contract, generally a portion of the amount received, based on the ratio of the Investment in the Contract to the Account Value, will be includable in the recipient's taxable income.
In the case of a full surrender under a Nonqualified or Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Investment in the Contract. In the case of a Qualified Contract (i) the Investment in the Contract may be zero and (ii) certain surrenders will not be taxed if they qualify under Section 402(a) or 408(d)(3) of the Code as rollover contributions to certain retirement plans and individual retirement arrangements.

     Annuity Payments. Generally, a portion of each of the Annuity Payments will be includable in the taxable income of the recipient. There is, in general, no tax on the portion of each Annuity Payment that bears the same ratio to the amount of such Annuity Payment as the Investment in the Contract bears to the total expected value of the Annuity Payments for the term of the payments; the remainder of each Annuity Payment is taxable. Once the aggregate amount received under the Contract on or after the Maturity Date that was excluded from gross income equals the Investment in the Contract as of the Maturity Date, any additional Annuity Payments will be included in gross income in their entirety. If, after the Maturity Date, Annuity Payments cease by reason of the death of the Annuitant, the excess (if any) of the Investment in the Contract as of the Maturity Date over the aggregate amount of Annuity Payments received on or after the Maturity Date that was excluded from gross income is allowable as a deduction for the last taxable year of the Annuitant.

     Penalty Taxes. In the case of a deemed distribution under a Nonqualified Contract resulting from a pledge, assignment or agreement to pledge or assign, a surrender of a Nonqualified Contract, or an Annuity Payment with respect to a Nonqualified Contract, a federal penalty tax may be imposed on the taxpayer equal to 10% of the amount of the distribution (or deemed distribution) that is includable in gross income. The penalty tax generally will not apply to any distribution (i) made on or after the date on which the taxpayer attains age 59-1/2; (ii) made as a result of the death of the Owner; (iii) attributable to the disability of the taxpayer; or (iv) which is part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary. Similar penalties apply to Qualified Contracts. In addition, if a minimum distribution is required under a Qualified Contract as a result of the Annuitant's death or attainment of age 70-1/2, a 50% excise tax will apply to the portion of any such required minimum distribution that is not actually distributed. In the case of Qualified Contracts, penalty taxes or other adverse tax consequences may result if excess contributions are made, if an annual distribution from the individual retirement annuity and certain other retirement arrangements exceed specified amounts, or in certain other circumstances.

     Transfer of Ownership. A transfer of ownership of a Contract or Assignment of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer or assignment of a Contract should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     Withholding. The portion of any distribution under a Contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401(a) of the Code are subject to mandatory withholding.

     Multiple Contracts. All Nonqualified deferred annuity contracts that are issued by Intramerica (or its affiliates) to the same Contract Owner during any calendar year will be treated as one annuity contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code. The Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There also may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one annuity contract.

     Taxation of Death Benefit Proceeds. Amounts may be distributed from a Contract because of the death of the Owner or the Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, as described above, or (ii) if distributed under an Annuity Option, they are taxed in the same manner as Annuity Payments, as described above. For these purposes, the investment in the Contract is not affected by the Owner's or Annuitant's death. That is, the investment in the contract remains the amount of any purchase payments paid which were not excluded from gross income.

     Tax Legislation. In past years, legislation has been proposed in the U.S. Congress which would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have adversely affected annuities that do not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although Congress is not now actively considering any legislation regarding the taxation of annuities, there is no way of knowing if legislation affecting the taxation of annuities will, at some time, be enacted, or the extent to which any change in the taxation of annuities would be retroactive in effect (i.e., effective prior to the date of enactment).

Taxation of Intramerica

     At the present time, Intramerica makes no charge to the Variable Account for any federal, state or local taxes that it incurs which may be attributable to such Account or to the Contract. Intramerica, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Variable Account or to the Contract.

                   G E N E R A L   P R O V I S I O N S

The Contract

     The Contract, any endorsements and amendments thereon and the Contract application constitute the entire contract between Intramerica and the Owner. Only the President, a Vice President or the Secretary of Intramerica is authorized to change or waive the terms of a Contract. Any change or waiver must be in writing and signed by one of those persons.

Deferment of Payment and Transfers

     Payment of any amount due from the Variable Account with respect to a surrender, Death Benefit or the death of the Owner of a Nonqualified Contract generally will occur within seven days from the date the Written Notice is received, except that Intramerica may be permitted to defer such payment if: (i) the New York Stock Exchange is closed for other than usual weekends or holidays or trading on the Exchange is otherwise restricted;
(ii) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or (iii) the SEC permits a delay for the protection of Owners. Transfers also may be deferred under these circumstances.
     Payment of any Account Value from amounts allocated to the General Account may be deferred for a period of six months after Written Notice is received by Intramerica.
     Any Payment which is derived, all or in part, from any amount paid to Intramerica by check or draft may be postponed until such time as Intramerica determines that such instrument has been honored.

Contract Expiration

     The Contract will expire and be of no effect if the Account Value becomes insufficient to cover deductions for the Mortality and Expense Risk Charge, the Contract Administration Charge, a Records Maintenance Charge if imposed, and any transfer charges.

Misstatement of Age or Sex

     If the Annuitant's age or sex (and/or the Joint Annuitant's age or sex, if Annuity Income Option 2 is selected) has been misstated on the application, Intramerica will recalculate the Annuity Payments to reflect the calculations that would have been made had the Annuitant's age and sex (and/or the Joint

Annuitant's age and sex, if Annuity Income Option 2 is selected) been correctly stated. If Intramerica underpays or overpays the Annuity Benefit because of a misstatement, the amount thereof with interest at 6% per year will be added to or subtracted from the current or next succeeding payment.

Nonparticipating Contract

     The Contract does not participate in the divisible surplus of Intramerica. No dividends are payable on the Contract.

Written Notices and Requests:  Owner Inquiries

     Any Written Notice or Written Request required to be sent to Intramerica should be sent to 9 Ramland Road, Orangeburg, New York 10962. Any notice or request must be on the required form provided by Intramerica and contain such information as Intramerica requires to process such notice or request, including the Contract number and the Owner's full name and signature. Any notice sent by Intramerica to an Owner will be sent to the address shown in the application unless a Written Notice of an address change has been filed with Intramerica. All Owner inquiries should be addressed to Intramerica at its Home Office or made by calling (800) 833-0194.

Records and Reports

     Intramerica will maintain all records relating to the Variable Account. At the end of each calendar quarter, Intramerica will send Owners, at their last known address of record, statements itemizing the Account Value, additional Payments, transfers, any charges, and any partial surrenders made during the year. Owners will also be sent annual and semiannual reports for the Fund which will include a list of the securities in each Portfolio as of the current date of the report to the extent required by the 1940 Act.


        D I S T R I B U T I O N   O F   T H E   C O N T R A C T

     The principal underwriter of the Contract is CNL. CNL is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and is a member of the National Association of Securities Dealers, Inc. The principal address of CNL is 8301 Maryland Avenue, St. Louis, Missouri 63105.

     For its services as Principal Underwriter, Intramerica pays a .50% commission, as a percentage of Payments, to CNL. Intramerica paid commissions of $17,844, $19,288 and $37,970 to CNL on the sale of the Contracts in 1996, 1995 and 1994, respectively.

     CNL has contracted with Scudder Insurance Agency of New York, Inc. ("Scudder") for Scudder's services in connection with the distribution of the Contract. Scudder is a subsidiary of Scudder Fund Distributors, Inc., which is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. Individuals directly involved in the sale of the Contract are registered representatives of Scudder and licensed insurance agents. The principal address of Scudder is 345 Park Avenue, New York, New York 10154.
     The Contract will be offered to the public on a continuous basis and neither CNL nor Scudder anticipates discontinuing the offering of the Contract. However, both CNL and Scudder reserve the right to discontinue the offering at any time.


                   T H E   G E N E R A L   A C C O U N T

     Payments allocated or amounts transferred to the General Account under the Contract become part of the General Account assets of Intramerica, which support annuity and insurance obligations. The General Account includes all of Intramerica's assets, except those assets segregated in separate accounts. Intramerica has sole discretion to invest the assets of the General Account, subject to applicable law. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of such statutes, and, as a result, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the General Account. However, disclosures about the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
     Intramerica guarantees that it will credit interest at an effective annual rate of at least 3.5%, compounded monthly. Intramerica may, at its sole discretion, declare higher interest rates for amounts allocated or transferred to the General Account ("Declared Rates"). Each such Declared Rate will be fixed and guaranteed by Intramerica and applied to a specific period of time, which will not be less than one year or more than five years (the "Declaration Period"). An Owner must specify one or more of the Declaration Periods currently offered by Intramerica when allocating or transferring funds to or within the General Account. At any one time, an Owner may have amounts earning different Declared Rates within a Declaration Period because amounts were allocated or transferred to that Declaration Period at different times. Intramerica will not accept allocations to the General Account which would increase a Contract's value in the General Account to over $250,000. Subject to deductions for any applicable charges, Intramerica guarantees that the value held in the General Account will equal all amounts allocated or transferred to the General Account, plus any interest credited thereto, less any amounts surrendered or transferred from the General Account. An Owner is not entitled to share in the investment experience of the General Account.
     An amount allocated or transferred to the General Account may not be transferred from or within the General Account prior to the end of the Declaration Period with which it is associated. Intramerica will notify Owners having funds allocated to the General Account associated with an expiring Declaration Period prior to the end of the Declaration Period and will request instructions as to the reallocation of such amounts. If no instructions are received from the Owner prior to the end of the Declaration Period, the portion of the Account Value attributable to that Declaration Period will be transferred to the Money Market Subaccount at the end of the Declaration Period.
     For a discussion of transfer rights, charges, and surrender privileges relating to amounts allocated to the General Account, see "THE CONTRACT -- Transfers," "DISTRIBUTIONS UNDER THE CONTRACT -- Full and Partial Surrender Privileges" and "CHARGES AND DEDUCTIONS --Transfer Charges."


                        V O T I N G   R I G H T S

     To the extent required by law, Intramerica will vote the Fund's shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result, Intramerica determines that it is permitted to vote the Fund's shares in its own right, it may elect to do so.
     The number of votes that an Owner has the right to instruct will be calculated separately for each Subaccount and will be determined by dividing a Contract's value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of a Portfolio that the Owner has the right to instruct will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communications prior to that meeting in accordance with procedures established by the Fund. Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate Portfolio.
     Intramerica will vote shares of the Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to all variable annuity contracts (including the Contract) issued by Intramerica and participating in that Portfolio. Intramerica also will vote shares it owns that are not attributable to variable annuity contracts in the same proportion.
     Separate accounts of other insurance companies, including an insurance company affiliated with Intramerica, also invest premiums for variable life and variable annuity contracts in the Fund. It is to be expected that Fund shares held by those separate accounts will be voted according to the instructions of the owners of those variable life and variable annuity contracts. This will dilute the effect of the Owners' voting instructions. Intramerica does not see any disadvantages to this dilution.


                    L E G A L   P R O C E E D I N G S

     There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject.
Intramerica is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Variable Account.


              A D D I T I O N A L   I N F O R M A T I O N

     A registration statement has been filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the Contract offered hereby. This Prospectus does not contain all of the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Variable Account, Intramerica and the Contract offered hereby. Statements contained in this Prospectus as to the contents of the Contract and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                          TABLE OF CONTENTS FOR

                   STATEMENT OF ADDITIONAL INFORMATION


                                                           Prospectus
                                                   Page    Reference*

   STATE REGULATION OF INTRAMERICA                  1          13

   CERTAIN FEDERAL INCOME TAX CONSEQUENCES
     OF CERTAIN EXCHANGES AND SURRENDERS            1          36

   SAFEKEEPING OF THE VARIABLE ACCOUNT'S
     ASSETS                                         2          13

   CALCULATION OF YIELDS
     AND TOTAL RETURNS                              2          11
     Money Market Subaccount Yields                 2
     Other Subaccount Yields                        3
     Total Returns                                  4
     Effect of the Records Maintenance Charge
       on Performance Data                          5

   OTHER PERFORMANCE DATA                           5          12
     Cumulative Total Returns                       5
     Comparison of Performance and
       Expense Information                          6

   LEGAL MATTERS                                    6          47

   INDEPENDENT ACCOUNTANTS                          7

   FINANCIAL STATEMENTS                             8          10


     * The corresponding section headings may be found in the Prospectus at the pages indicated.

                                 INTRAMERICA
                         VARIABLE  ANNUITY  ACCOUNT


                               STATEMENT  OF
                          ADDITIONAL  INFORMATION
                                 FOR  THE
                          SCUDDER  HORIZON  PLAN
                       FLEXIBLE  PREMIUM  VARIABLE
                            DEFERRED  ANNUITY


                                Offered by


                   INTRAMERICA  LIFE  INSURANCE  COMPANY

                  (A New York Stock Life Insurance Company)
                               9 Ramland Road
                         Orangeburg, New York  10962

                              ---------------


     This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Flexible Premium Variable Deferred Annuity (the "Contract") offered by Intramerica Life Insurance Company. You may obtain a copy of the Prospectus, dated May 1, 1997, by calling (800) 225-2470, or writing to Scudder Insurance Agency of New York, Inc., 345 Park Avenue, New York, New York 10154. Terms used in the current Prospectus for the Contract are incorporated in this Statement.



               THIS STATEMENT OF ADDITIONAL INFORMATION IS
                NOT A PROSPECTUS AND SHOULD BE READ ONLY
           IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.


                            Dated  May 1, 1997

                            TABLE OF CONTENTS


                                                              Prospectus
                                                      Page    Reference*

STATE REGULATION OF INTRAMERICA                         1        13

CERTAIN FEDERAL INCOME TAX CONSEQUENCES
  OF CERTAIN EXCHANGES AND SURRENDERS                   1        36

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS            2        13

CALCULATION OF YIELDS AND TOTAL RETURNS                 2        11
   Money Market Subaccount Yields                       2
   Other Subaccount Yields                              3
   Total Returns                                        4
   Effect of the Records Maintenance Charge on
     Performance Data                                   5

OTHER PERFORMANCE DATA                                  5        12
   Cumulative Total Returns                             5
   Comparison of Performance and Expense Information    6

LEGAL MATTERS                                           6        47

INDEPENDENT ACCOUNTANTS                                 7

FINANCIAL STATEMENTS                                    8        10


* The corresponding section headings may be found in the Prospectus at the pages indicated.

     In order to supplement the description in the Prospectus, the following provides additional information about Intramerica and the Contract which may be of interest to an Owner.

                     STATE REGULATION OF INTRAMERICA

     Intramerica is a stock life insurance company organized under the laws of the State of New York on March 24, 1966. Intramerica is subject to regulation by the State of New York Insurance Department. Quarterly statements covering the operations and reporting on the financial condition of Intramerica are filed with the New York Superintendent of Insurance. Periodically, the Superintendent examines the financial condition of Intramerica, including the liabilities and reserves of the Variable Account and any other separate account of which Intramerica is the depositor.

     Intramerica is an indirect wholly-owned subsidiary of Charter National Life Insurance Company ("Charter"), a Missouri stock life insurance company. Charter is engaged principally in the offering of insurance products on a direct marketing basis in 49 states, the District of Columbia and Puerto Rico. Charter is a wholly-owned subsidiary of Leucadia National Corporation ("Leucadia"), a New York corporation. Leucadia is a diversified holding company, the common stock of which is listed on the New York and Pacific Stock Exchanges. Campet, Inc., a Leucadia subsidiary owns all of the outstanding stock of CNL, Inc. ("CNL"), the principal underwriter of the Contract.

     The Variable Account was originally established by First Charter Life Insurance Company ("First Charter"), a subsidiary of Charter, on June 8, 1988. At that time, First Charter's corporate name was "Baldwin Life Insurance Company" and the Variable Account was named "Baldwin Variable Annuity Account." These names were changed to "First Charter Life Insurance Company" and "First Charter Variable Annuity Account" respectively, in October, 1988. On November 1, 1992, First Charter was merged with and into Intramerica. Pursuant to the merger, Intramerica acquired the Variable Account which was then renamed "Intramerica Variable Annuity Account."

               CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF
                   CERTAIN EXCHANGES AND SURRENDERS

     Under Section 1035 of the Code, generally no gain or loss is recognized on a qualifying exchange of an annuity contract for another annuity contract. A direct exchange of an annuity contract for the Contract qualifies as an exchange under Section 1035 of the Code. There are, however, certain exceptions to this rule. Moreover, although the issue is not free from doubt, certain surrenders under an annuity contract followed by an investment in the Contract also may qualify as exchanges under Section 1035 of the Code. Due to the uncertainty of the rules regarding the determination of whether a transaction qualifies under
Section 1035 of the Code, prospective purchasers are urged to consult their own tax advisers.

     In addition to being nontaxable events, certain exchanges under
Section 1035 of the Code also may result in a carry-over of the federal income tax treatment of the old annuity contract to the new annuity contract. Due to the complexity of the rules regarding the proper treatment of an exchange qualifying under Section 1035 of the Code prospective purchasers are urged to consult their own tax advisers.

               SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

     Intramerica holds the assets of the Variable Account. The assets are kept segregated and held separate and apart from the general funds of Intramerica. Intramerica maintains records of all purchases and redemptions of the shares of each Portfolio. A blanket fidelity bond in the amount of $10,000,000 covers all of the officers and employees of Intramerica.

CALCULATION OF YIELDS AND TOTAL RETURNS

     From time to time, Intramerica may disclose yields, total returns and other performance data for the Subaccounts in accordance with regulations published by the Securities and Exchange Commission. Because of the charges and deductions imposed under the Contract, the yield for the Subaccounts will be lower than the yield for their respective Portfolios. Also, because of differences in Variable Account charges for different variable annuity contracts invested in the Variable Account, the yields, total returns and other performance data for the Subaccounts will be different for the Contract than for such other variable annuity contracts. The calculations of yields, total returns and other performance data do not reflect the effect of any premium tax since no premium tax on the Contract is currently payable under New York law.

     The yields and total returns for periods prior to the date the Subaccounts commenced operations, when disclosed, are based on the performance of the Scudder Variable Life Investment Fund's Portfolios and the assumption that the Subaccounts were in existence for the same periods as the Fund's Portfolios with the level of Contract charges equal to those that were in effect at the inception of the Subaccounts for the Contracts. The Subaccounts and Portfolios commenced operations, as indicated:

     Subaccount/Portfolio     Subaccount     Portfolio
     Money Market             July, 1990     July, 1985
     Bond                     July, 1990     July, 1985
     Balanced                 July, 1990     July, 1985
     Capital Growth           July, 1990     July, 1985
     International            July, 1990     May, 1987
     Growth and Income        May, 1994      May, 1994
     Global Discovery         May, 1996      May, 1996

Money Market Subaccount Yields


     Based on the method of calculation described below, the Current Yield and Effective Yield on amounts held in the Money Market Subaccount for the seven-day period ended December 31, 1996, were as follows:

     Current Yield   = 4.31%

     Effective Yield = 4.40%


     The Current Yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of a seven-day period in the value of a hypothetical account having a balance of one unit of the Money Market Subaccount at the beginning of the seven-day period, dividing the net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account and (ii) charges and deductions imposed under a Contract that are attributable to the hypothetical account. The charges and deductions for the hypothetical account include the per unit charges for Administration and Mortality and Expense Risk. The Current Yield is calculated according to the following formula:

     Current Yield = ((NCS - ES) / UV)  x  (365 / 7)

     The Effective Yield is calculated by compounding the unannualized base period return according to the following formula:

     Effective Yield = (1 + ((NCS - ES) / UV))(to the power of 365 / 7) - 1

Where, for both formulas:

NCS = The net change in the value of the Portfolio (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the seven-day period attributable to a hypothetical account having a balance of one Subaccount unit under a Contract.
ES = Per unit expenses of the Subaccount for the Contracts for the seven-day period.
UV = The unit value for a Contract on the first day of the seven-day period.

     The Current and Effective Yield on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average maturity of the Money Market Portfolio, the types and quality of securities held by the Money Market Portfolio and its operating expenses.

Other Subaccount Yields


     Based on the method of calculation described below, the 30-Day Yield for the Bond Subaccount for the 30-Day period ended December 31, 1996, was as follows:

     30-Day Yield = 5.39%


     The 30-Day Yield refers to income generated by the Bond Subaccount over a specific 30-day period. Because the yield is annualized, the yield generated during the 30-day period is assumed to be generated each 30-day
period over a 12-month period.  The yield is computed by:   (i)  dividing
the net investment income of the Portfolio attributable to the Subaccount units less Subaccount expenses attributable to the Contracts for the period, by the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, compounding that yield for a six-month period and (ii) multiplying that result by two. Expenses attributable to the Bond Subaccount for the Contracts include the Administration Charge and the Mortality and Expense Risk Charge. The 30-Day Yield is calculated according to the following formula:

     30-Day Yield = 2 x ((((NI -ES) / (U x UV)) + 1)to the power of 6 - 1)

Where:

NI = Net income of the portfolio for the 30-day period attributable to the Subaccount's units.
ES  = Expenses of the Subaccount for the Contracts for the 30-day period.
U   = The average daily number of units outstanding attributable to the
Contracts.
UV = The highest unit value at the close of the last day in the 30-day period.

     The 30-Day Yield on amounts held in the Bond Subaccount normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Bond Subaccount's actual yield is affected by the types and quality of securities held by the Portfolio and its operating expenses.

Total Returns

     Intramerica may disclose Standard Average Annualized Total Returns ("Total Returns") for one or more of the Subaccounts for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five and ten years, respectively, the Total Returns for these periods will be provided. Total Returns for other periods of time may, from time to time, also be disclosed. Based on the method of calculation described below, the Total Returns for the Subaccounts were as follows:


                 Inception of   Inception of     One Year       Five Year
                the Subaccount  the Portfolio  Period Ending  Period Ending
Subaccount        to 12/31/96   to 12/31/96      12/31/96       12/31/96

Money Market         3.81%         4.76%           4.37%         3.32%
Bond                 8.09%         7.57%           2.09%         6.07%
Balanced             9.86%        10.59%          11.10%         9.01%
Capital Growth      12.46%        13.28%          19.28%        11.64%
International        6.80%         9.04%          13.97%        10.26%
Growth and Income*  20.81%        20.81%          21.30%         N/A
Global Discovery**   7.58%         7.58%           N/A           N/A


* Five Year Total Returns are not applicable for the Growth and Income Subaccount as it commenced operation on May 1, 1994.

** One and Five Year Total Returns are not applicable for the Global Discovery Subaccount as it commenced operation on May 1, 1996.


     Total Returns represent the average annual compounded rates of return that would equate a single investment of $1,000 to the redemption value of the investment as of the last day of each of the periods. The ending date for each period for which Total Return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication, and will be stated in the communication.

     Total Returns will be calculated using Subaccount Unit Values which Intramerica calculates on each Valuation Date based on the performance of the Subaccount's underlying Portfolio, and the deductions for the Mortality and Expense Risk Charge, the Administration Charge and (for periods prior to January 25,

1991) the Records Maintenance Charge. An average per dollar Records Maintenance Charge attributable to the hypothetical account for the period is used. The Total Return is calculated according to the following formula:

     TR = (ERV / P )(to the power of 1 / N) - 1

Where:

TR = The average annual total return net of Subaccount recurring charges for the Contracts.
ERV = The ending redeemable value of the hypothetical account at the end of the period.
P   = A hypothetical single payment of $1,000.
N   = The number of years in the period.

Effect of the Records Maintenance Charge on Performance Data

     The Contract provides for an annual $40 Records Maintenance Charge to be deducted at the end of each Contract Year proportionately from each Subaccount and each Declaration Period in the General Account in which the Owner has funds allocated. Currently, Intramerica is not deducting the Records Maintenance Charge. For purposes of reflecting the Records Maintenance Charge on performance information prior to January 25, 1991, the $40 annual charge was converted into a per dollar per day charge based on the average Accumulated Value of all Contracts on the last day of the period for which quotations are provided.

The assumed average Records Maintenance Charge was not, except in rare instances, reflective of its actual effect on a particular Contract.

                           OTHER PERFORMANCE DATA

Cumulative Total Returns

     Intramerica may disclose Cumulative Total Returns in conjunction with the standard format described previously. The Cumulative Total Returns for the Subaccounts were as follows:


                 Inception of   Inception of     One Year       FiveYear
                the Subaccount  the Portfolio  Period Ending  Period Ending
Subaccount        to 12/31/96    to 12/31/96     12/31/96       12/31/96

Money Market        27.45%         70.41%          4.37%         17.77%
Bond                65.59%        130.85%          2.09%         34.31%
Balanced            83.92%        217.29%         11.10%         54.04%
Capital Growth     114.05%        317.63%         19.28%         73.53%
International       53.19%        130.84%         13.97%         63.07%
Growth and Income*  65.70%         65.70%         21.30%          N/A
Global Discovery**   5.01%         5.01%           N/A            N/A


*  Five Year Returns are not applicable for the Growth and Income
Subaccount as it commenced operation on May 1, 1994.

** One Year and Five Year Returns are not applicable for the Global Discovery Subaccount as it commenced operation on May 1, 1996.

The Cumulative Total Returns are calculated using the following formula:

     CTR = (ERV / P) - 1
Where:

CTR = The Cumulative Total Return net of Subaccount recurring charges for the period.
ERV = The ending redeemable value of the hypothetical investment at the end of the period.
P   = A hypothetical single payment of $1,000.

Comparison of Performance and Expense Information

     Expenses and performance information for each Subaccount may be compared in advertising, sales literature, and other communications to expenses and performance information of other variable annuity products investing in mutual funds (or investment portfolios of mutual funds) with investment objectives similar to each of the Subaccounts tracked by independent services such as Lipper Analytical Services, Inc. ("Lipper"), Morningstar and the Variable Annuity Research Data Service ("V.A.R.D.S."). Lipper, Morningstar and V.A.R.D.S. monitor and rank the performance and expenses of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. V.A.R.D.S. rankings only compare variable annuity issuers. The performance analyses prepared by Lipper and V.A.R.D.S. each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges or certain expense deductions at the separate account level into consideration. The performance analyses prepared by Morningstar rates subaccount performance relative to its investment class based on total returns. Morningstar deducts front end loads from total returns and deducts half of the surrender charge, if applicable, for the relevant time period when calculating performance figures. In addition, Morningstar and V.A.R.D.S. prepare risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories defined by the degree of risk inherent in their investment objectives.

     From time to time, Intramerica may also compare the performance of each Subaccount to indices that measure stock market performance, such as Standard & Poors 500 Composite ("S & P 500") or the Dow Jones Industrial Average ("Dow"). Unmanaged indices such as these may assume reinvestment of dividends but generally do not reflect "deductions" for the expenses of operating and managing an investment portfolio.



                                 LEGAL MATTERS

     Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain legal matters relating to the Federal Securities Laws. All matters of New York law pertaining to the Contracts, including the validity of the Contract and Intramerica's authority to issue the Contract under New York Insurance Law, have been passed upon by Alexis M. Berg, General Counsel of Intramerica Life Insurance Company.

                          INDEPENDENT ACCOUNTANTS


     The financial statements of the Intramerica Variable Annuity Account as of December 31, 1996 and for each of the two years in the period ended December 31, 1996 and the financial statements of Intramerica Life Insurance Company as of December 31, 1996 and 1995and for each of the three years in the period ended December 31, 1996 have been included in this Registration Statement in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of said firm as experts in accounting and auditing.


                           FINANCIAL STATEMENTS

     The financial statements of Intramerica, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of Intramerica to meet its obligation under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


               Financial Statements to be added by Amendment.

                                  PART C

                            OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements
          All required financial statements are included in Part B of this Registration Statement.

     (b)  Exhibits

     (1) (a) Resolutions of the Board of Directors of First Charter Life Insurance Company authorizing establishment of the Variable Annuity Account
          (b) Resolutions of the Board of Directors of Intramerica regarding the acquisition of the Variable Annuity Account
     (2)       Not applicable
     (3) (a) Principal Underwriting Agreement, dated September 1,1989, amended January 25, 1991, by and between First Charter Life Insurance Company on its own behalf and on behalf of First Charter Variable Annuity Account,and CNL, Inc.
     (b) Amendment, dated October 26, 1992, to the Principal Underwriting Agreement
     (c) Form of Marketing and Solicitation Agreement between Scudder Fund Distributors, Inc., First Charter Life Insurance Company, CNL, Inc. and First Charter Variable Annuity Account
     (d) Amendment, dated October 26, 1992, to the Marketing and Solicitation Agreement
     (4)  (a)  Contract for the Flexible Premium Variable Deferred Annuity
(S 1802)
     (5) (a) Application for the Flexible Premium Variable Deferred Annuity (A 1802)
     (b)       Financial Questionnaire (B 1802)
     (6)  (a)  Charter of Intramerica Life Insurance Company
     (b)       By-Laws of Intramerica Life Insurance Company
     (7)       Not Applicable
     (8) (a) Participation Agreement dated May 11, 1994, by and between Scudder Variable Life Investment Fund and Intramerica Life Insurance Company
     (b) Reimbursement Agreement dated May 11, 1994, by and between Scudder, Stevens & Clark, Inc. and Intramerica Life Insurance Company
     (c) General Services and Expense Reimbursement Agreement dated September 1, 1989, between First Charter Life Insurance Company and Charter National Life Insurance Company
     (9)  (a)  Opinion and Consent of Counsel                             i
          (b)  Consent of Counsel                                         i
    (10)       Consent of Independent Accountants                         i
    (11)       Not Applicable
    (12)       Not Applicable
    (13)       Schedule for Computation of Performance Data
    (14)       Power of Attorney

(i) Incorporated by reference to the Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 33-54116, filed on April 19, 1996.

Item 25.    Directors and Officers of the Depositor

       Name and Principal           Positions and offices
       Business Address*            with Depositor

       Richard G. Petitt            Chairman, Chief Executive Officer
       Colonial Penn Life           and Director
        Insurance Co.
       399 Market Street
       Philadelphia, PA  19181

       Alexis M. Berg               Vice President, Secretary,
       Colonial Penn Life           General Counsel and Director
        Insurance Co.
       399 Market Street
       Law Department
       Philadelphia, PA  19181

       Elizabeth A. Clifford        Vice President, Controller
       Colonial Penn Life           and Treasurer
        Insurance Co.
       399 Market Street
       Philadelphia, PA  19181

       Linda H. Gerdes              Senior Vice President, Assistant
                                    Secretary, Chief Administrative
                                    Officer and Director

       Karen M. Henneberg           Assistant Vice President
       Colonial Penn Life
        Insurance Co.
       399 Market Street
       Philadelphia, PA  19181


       Elizabeth H. Lally           Director
       Four M Corporation
       115 Steven Avenue
       Valhalla, NY  10595

       Godfrey H. Murrain, Esq.     Director
       225 Broadway, Suite 3504
       New York, NY  10007

       Henry H. Wulsin              Vice President and Director
       Colonial Penn
        Insurance Co.
       2650 Audubon Road
       Norristown, PA  19403

       Howard M. Pines              Director
       BeamPines, Inc.
       600 3rd Avenue
       New York, NY  10007

       David L. Baxter              Senior Vice President and Chief Actuary
       Colonial Penn Life
        Insurance Co.
       399 Market Street
       Philadelphia, PA  19181

       Name and Principal           Positions and offices
       Business Address*            with Depositor

       Timothy C. Sentner           Vice President
       Colonial Penn Life
        Insurance Co.
       399 Market Street
       Philadelphia, PA  19181

       Allen S. Miller              Vice President
       Charter National Life
         Insurance Co.
       8301 Maryland Avenue
       St. Louis MO  63105

       Kathleen A. Urbanowicz       Assistant Vice President
       Charter National Life
        Insurance Co.
       8301 Maryland Avenue
       St. Louis MO  63105

       Gregory R. Barstead         President, Chief Operating
       Colonial Penn Life.         Officer and Director
        Insurance Co
       399 Market Street
       Philadelphia, PA  19181

       Robert F. Vickery            Vice President
       Colonial Penn Life
        Insurance Co.
       399 Market Street
       Philadelphia, PA  19181

       William R. Ziegler           Director
       Parson & Brown
       230 Park Avenue
       New York, NY  10169

* The principal business address of each person listed above, unless otherwise indicated, is Intramerica Life Insurance Company, 9 Ramland Road, Orangeburg, New York 10962.

Item 26. Persons Controlled by or Under Common Control With the Depositor or Registrant

Intramerica is the depositor of Intramerica Variable Annuity Account, a separate account. This separate account was originally established by First Charter Life Insurance Company in connection with the sale of Variable Annuity Contracts by First Charter. First Charter was merged with and into Intramerica on November 1, 1992.

Intramerica is an indirect wholly-owned subsidiary of Charter National Life Insurance Company ("Charter"). First Charter was a direct wholly-owned subsidiary of Charter.

Charter is a stock life insurance company incorporated under the laws of Missouri on December 7, 1955. Charter is engaged principally in the offering of insurance products on a direct marketing basis and had assets of $3.048 billion as of December 31, 1996. Charter is admitted to do business in 49 states, the District of Columbia and Puerto Rico. The principal offices of Charter are located at 8301 Maryland Avenue, St. Louis, Missouri 63105, and its telephone number at that address is (314) 725-7575.

Charter is a wholly-owned subsidiary of Leucadia National Corporation ("Leucadia"), a New York corporation. Leucadia is a diversified holding company, the common stock of which is listed on the New York and Pacific Stock Exchanges.

Campet, Inc., a Leucadia subsidiary owns all of the outstanding stock of CNL, Inc. ("CNL"), the principal underwriter for the Contracts.

Set forth below is certain information concerning each of the persons under common control with Intramerica, including state of organization, percentage of voting securities owned or other basis of control and principal business.
                                        Percent of
                        Jurisdiction    Voting
                            of          Securities    Principal
Name                    Incorporation   Owned*        Business

Campet, Inc.            Delaware        100%          Investments
Centurion Ins. Co.      New York        100%          Insurance
WMAC Investment Corp.   Wisconsin       100%          Holding Company
Colonial Penn Madison   Wisconsin       100%          Insurance
 Insurance Co.
Bellpet, Inc.           Delaware        100%          Holding Company
Baldwin-CIS L.L.C.      Delaware        100%          Investments
Solana Corporation      Utah            100%          Holding Company
Baldwin Forest          Delaware        100%          Investments
 Products L.L.C.
Conwed Corporation      Delaware        100%          Real Estate
Leucadia Film           Utah            100%          Film Products
 Corporation
Neward Corporation      New York        100%          Owner and Operator of
                                                      Oil Wells
Rastin Investing Corp.  Delaware        100%          Investments
HSD Venture             California      100%          Real Estate
American Investment     Delaware        100%          Holding Company
 Company
Leucadia Aviation, Inc. Delaware        100%          Aviation
LNC Investments, Inc.   Delaware        100%          Investments
The Sperry and
  Hutchinson Co., Inc.  New Jersey      100%          Trading Stamps
Leucadia, Inc.          New York        100%          Manufacturing &
                                                      Investments
College Life            Indiana         100%          Real Estate
 Development Corp.
Phlcorp, Inc.           Pennsylvania    100%          Holding Company
Empire Insurance Co.    New York        100%          Insurance
American Investment     Utah            100%          Banking
 Bank, N.A.
Wedgewood Investments   Delaware        100%          Investments
 L.L.C.
Leucadia Financial      Utah            100%          Real Estate
 Corporation
AIC Financial Corp.     Delaware        100%          Real Estate
Leucadia Cellars        Delaware        100%          Investments
American Investment     Utah            100%          Thrift Loan
 Financial
Allcity Insurance Co.   New York        89.8%         Insurance
Charter National Life
  Insurance Comp        Missouri        100%          Insurance
Colonial Penn Franklin
  Insurance Compa       Pennsylvania    100%          Insurance
Colonial Penn Adminis-
  trative Services      Delaware        100%          Administrator
Colonial Penn Group,    Delaware        100%          Holding Company
 Inc.
Bay Colony Insurance    California      100%          Insurance
 Company
Colonial Penn           Delaware        100%          Holding Company
 Holdings, Inc.
Colonial Penn Ins. Co.  Pennsylvania    100%          Insurance
Colonial Penn Life      Pennsylvania    100%          Insurance
 Ins. Co.
CPI Investment, Inc.    Delawar         100%          Investments
Intramerica Life        New York        100%          Insurance
 Ins. Co.
Leucadia Properties,    Utah            100%          Real Estate
 Inc.

                                        Percent of
                        Jurisdiction    Voting
                            of          Securities    Principal
Name                    Incorporation   Owned*        Business

Terracor II             Utah            100%          Real Estate
CPAX, Inc.              Delaware        100%          Holding Company
The Village at          Florida         100%          Real Estate
 Inlet Beach, Inc.
Pennpark Investors      Illinois        80%           Real Estate
 L.L.C.
Professional Data       Indiana         100%          Real Estate
 Management, Inc.
Bayside Casualty        New Jersey      100%          Insurance
 Insurance Company
Leucadia Investors,     New York        100%          Investments
 Inc.
Silver Mountain         Utah            100%          Real Estate
 Industries, Inc.
Telluride Properties    Utah            100%          Real Estate
 Acquisition, Inc.
Baldwin Enterprises,    Colorado        100%          Holding Company
 Inc.
Commercial Loan
 Insurance Company      Wiscon          100%          Insurance
NSAC, Inc.              Colorado        100%          Real Estate
RERCO, Inc.             Delaware        100%          Finance
330 MAD. PARENT CO      Delaware        100%          Investments
WMAC Credit Insurance   Wisconsin       100%          Insurance
 Corp.
Providential Life       Arkansas        100%          Insurance
 Insurance Co.
Andrus Vineyard Co.,    California       95%          Vineyard
 L.L.C.
CDS Devco, Inc.         California       80%          Investments
San Elijo Ranch, Inc.   California       68%          Real Estate
RRP, Inc.               Colorado        100%          Real Estate
CDS Holding             Delaware        100%          Holding Company
 Corporation
International           Delaware         75%          Holding Company
 Bottlers L.L.C.
Pepsi International     Delaware         75%          Holding Company
 Bottlers L.L.C.
LUK-REN, Inc.           New York        100%          Real Estate
Pine Ridge              Texas            75%          Winery
 Associates, L.P.
Leucadia Bottling       Utah            100%          Holding Company
 L.L.C.
Leucadia Power          Utah            100%          Holding Company
 Holdings, Inc.
Colonial Penn           Mexico          100%          Insurance
 De Mexico, Inc.

* Unless otherwise noted, voting securities are owned by Leucadia. A number of subsidiaries of Leucadia are not included on this list. Taken together and considered as a single subsidiary, they would not constitute a significant subsidiary of Leucadia. More detailed information will be supplied upon request. In addition, inactive companies are not included on this list.


Item 27.    Numbers of Contract Owners

As of December 31, 1996 there were 1,048 Owners of the flexible premium variable deferred annuity, of which 1,028 were Non-qualified and 20 were Qualified, issued by the Variable Account.


Item 28.    Indemnification

Section 722 of New York General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or who is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, against expenses, including attorneys' fee, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. Where any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the

                                    C5
corporation to procure a judgment in its favor, indemnification may not be paid where such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation, unless a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity, to any person who is or was a director, officer, employee or agent, as provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person whose action was finally adjudged to have been knowingly fraudulent, deliberately dishonest or the result of willful misconduct.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers and controlling persons of Intramerica and the Variable Account pursuant to the foregoing statute, or otherwise, Intramerica and the Variable Account have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim is made for indemnification against such liabilities (other than the payment by Intramerica or the Variable Account of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), Intramerica or the Variable Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act, and will be governed by the final adjudication of such issue.

Item 29.     Principal Underwriter

CNL is the principal underwriter for the Intramerica Variable Annuity Account, a separate account of Intramerica formed in connection with the distribution of variable annuity contracts by Intramerica. Currently, CNL also acts as principal underwriter for variable annuity contracts and variable life policies issued by the Charter National Variable Account.

The directors and officers of CNL are as follows:

       Name and Principal           Positions and offices
       Business Address*            with Underwriter

       Richard G. Petitt            Chairman and Director
       Colonial Penn Life
        Insurance Co.
       399 Market Street
       Philadelphia, PA  19181


       Allen S. Miller               President and Director

       Gregory R. Barstead           Executive Vice President
       Colonial Penn Life.           Treasurer and Director
        Insurance Co
       399 Market Street
       Philadelphia, PA  19181

       Kathleen A. Urbanowicz       Vice President and Assistant Secretary

       Karen M. Henneberg           Vice President and Secretary
       Colonial Penn Life
        Insurance Co.
       399 Market Street
       Philadelphia, PA  19181

       Elizabeth A. Clifford        Senior Vice President, and Controller
       Colonial Penn Life
        Insurance Co.
       399 Market Street
       Philadelphia, PA  19181

       Name and Principal           Positions and offices
       Business Address*            with Underwriter

       Ronald Stitt                 Assistant Secretary
       Colonial Penn Life
        Insurance Co.
       399 Market Street
       Philadelphia, PA  19181

       Alexis M. Berg               Director
       Colonial Penn Life
        Insurance Co.
       399 Market Street
       Philadelphia, PA  19181

* The principal business address of each person listed above, unless otherwise indicated, is Charter National Life Insurance Company, 8301 Maryland Avenue, St. Louis, Missouri 63105.

Item 30.     Location of Accounts and Records


All accounts and records required to be maintained by Section 31(a) of the 1940 Act and rules under it are maintained by Intramerica at its Home Office.


Item 31.     Management Services

Not Applicable.


Item 32.     Undertakings

Intramerica Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Intramerica Life Insurance Company.

                                SIGNATURES


      As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this amended Registration Statement and has duly caused this amended Registration Statement to be signed on its behalf in the City of Philadelphia and the State of Pennsylvania on this 24th day of February, 1997.



                           INTRAMERICA VARIABLE ANNUITY ACCOUNT
                                       (Registrant)



(Seal)                     INTRAMERICA LIFE INSURANCE COMPANY
                                       (Depositor)



Attest: _____________________        By:___________________________________
        /S/ Alexis M. Berg              /S/ Karen M. Henneberg
            Vice President, General         Assistant Vice President,
            Counsel  & Corporate            Compliance
            Secretary


      As required by the Securities Act of 1933 this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



Signature                     Title                               Date



*________________________     Chairman of the Board, Chief        ________
Richard G. Petitt             Executive Officer and Director



*________________________     Vice President, Secretary,        ________
Alexis M. Berg                General Counsel and Director



*________________________     Vice President, Treasurer and     ________
Elizabeth A. Clifford         Controller



*________________________     Senior Vice President, Assistant  ________
Linda H. Gerdes               Secretary, Chief Administrative
                              Officer and Director

Signature                     Title                               Date



*________________________     Vice President                    ________
Timothy C. Sentner



*________________________     Director                          ________
Elizabeth H. Lally



*________________________     Vice President                    ________
Allen S. Miller



*________________________     Director                          ________
Godfrey H. Murrain, Esq.



*________________________     Director                          ________
Howard M. Pines

*________________________     Senior Vice President and Chief  ________
David L. Baxter               Actuary



*________________________     Vice President and Director      ________
Henry H. Wulsin



*________________________     President, Chief Operating       ________
Gregory R. Barstead           Officer and Director



*________________________     Director                         ________
William R. Ziegler



*________________________     Vice President                   ________
Robert F. Vickery





*  Pursuant to Power of Attorney

(Seal)    Date:   February 24, 1997



Attest: _____________________        By:___________________________________
        /S/ Alexis M. Berg              /S/ Karen M. Henneberg
            Vice President, General         Assistant Vice President,
            Counsel  & Corporate            Compliance
            Secretary